Registration Nos. 333-87468

811-21084

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Post-Effective Amendment No. 6 to

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

(Check appropriate box or boxes)

THE GUARDIAN SEPARATE ACCOUNT Q

(Exact Name of Registrant as Specified in Charter)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(Name of Depositor)

7 Hanover Square, New York, New York 10004

(Address of Principal Executive Offices)

Depositor’s Telephone Number: (212) 598-8359

RICHARD T. POTTER, JR., Vice President and Counsel

The Guardian Insurance & Annuity Company, Inc.

7 Hanover Square

New York, New York 10004

(Name and address of agent for service)

Copy to:

STEPHEN E. ROTH, ESQ.

Sutherland, Asbill & Brennan

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b), or

☐	on March 31, 2004 pursuant to paragraph (b) of Rule 485

☒	60 days after filing pursuant to paragraph (a)(i) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☒	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of its securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required for such rule for the Registrant’s most recent fiscal year will be filed no later than March 30, 2005.

VARIABLE ANNUITY PROSPECTUS

April 4, 2005

THE GUARDIAN INVESTOR

INCOME ACCESS

THIS PROSPECTUS describes an Individual Flexible Premium Deferred Variable Annuity Contract. It contains important information that you should know before investing in the contract. Please read this prospectus carefully, along with the accompanying Fund prospectuses, and keep them for future reference.

The contract is issued by The Guardian Insurance & Annuity Company, Inc. (GIAC) through its Separate Account Q (the Separate Account). The contract is designed to provide tax-deferred annuity benefits under retirement programs. It will also pay a death benefit if the annuitant or the owner dies before annuity payments begin.

The minimum initial premium payment is $2,000. Your premiums may be invested in up to 20 variable investment options or 19 variable investment options and the fixed-rate option. Special limits apply to transfers out of the fixed-rate option. The variable investment options invest in the mutual funds listed below. Some of these Funds may not be available in your state. The prospectuses for these Funds accompany this prospectus.

•	The Guardian Variable Contract Funds, Inc.
– The	Guardian Stock Fund
– The	Guardian VC 500 Index Fund
– The	Guardian VC Asset Allocation Fund
– The	Guardian VC High Yield Bond Fund
– The	Guardian VC Low Duration Bond Fund
– The	Guardian UBS VC Large Cap Value Fund
– The	Guardian UBS VC Small Cap Value Fund
•	The Guardian Bond Fund, Inc.
•	The Guardian Cash Fund, Inc.
•	GIAC Funds, Inc.
– Baillie	Gifford International Growth Fund
– Baillie	Gifford Emerging Markets Fund
– The	Guardian Small Cap Stock Fund
•	AIM Variable Insurance Funds (Series II Shares)
– AIM	V.I. Aggressive Growth Fund
– AIM	V.I. Basic Value Fund
– AIM	V.I. Government Securities Fund
– AIM	V.I. Growth Fund
– AIM	V.I. Mid Cap Core Equity Fund
– AIM	V.I. Premier Equity Fund
•	The Alger American Fund
– Alger	American Leveraged AllCap Portfolio (Class S Shares)
•	AllianceBernstein (Class B)
– AllianceBernstein	Real Estate Investment Portfolio
– AllianceBernstein	Value Portfolio
– AllianceBernstein	Growth & Income Portfolio
– AllianceBernstein	Premier Growth Portfolio
– AllianceBernstein	Technology Portfolio
•	Davis Variable Account Fund, Inc.
– Davis	Financial Portfolio
– Davis	Real Estate Portfolio
– Davis	Value Portfolio
•	Fidelity Variable Insurance Products Funds (Service Class 2)
– Fidelity	VIP Balanced Portfolio
– Fidelity	VIP Contrafund® Portfolio
– Fidelity	VIP Equity-Income Portfolio
– Fidelity	VIP Growth Portfolio
– Fidelity	VIP Investment Grade Bond Portfolio
– Fidelity	VIP Mid Cap Portfolio
•	Franklin Templeton Variable Insurance Products Trust (Class 2 Shares)
– Franklin	Rising Dividends Securities Fund
– Franklin	Small Cap Value Securities Fund
– Templeton	Growth Securities Fund
•	Gabelli Capital Series Funds, Inc.
– Gabelli	Capital Asset Fund
•	MFS® Variable Insurance TrustSM (Service Class)
– MFS	Bond Series
– MFS	Capital Opportunities Series
– MFS	Emerging Growth Series
– MFS	Investors Trust Series
– MFS	New Discovery Series
– MFS	Strategic Income Series
– MFS	Total Return Series
•	Value Line Centurion Fund
•	Value Line Strategic Asset Management Trust
•	Van Kampen Life Investment Trust (Class II Shares)
– Van	Kampen Life Investment Trust Government Portfolio
– Van	Kampen Life Investment Trust Growth and Income Portfolio

A Statement of Additional Information about the contract and the Separate Account is available free of charge by writing to GIAC at its Customer Service Office, P.O. Box 26210, Lehigh Valley, Pennsylvania 18002, or by calling 1-800-221-3253. Its contents are noted on page          of this prospectus.

The Statement of Additional Information, which is also dated April 4, 2005, is incorporated by reference into this prospectus.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view this Prospectus, Statement of Additional Information and other information.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus.

The contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, and the contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involves investment risk, including possible loss of the principal amount invested.

CONTENTS

This variable annuity contract may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. GIAC does not authorize any information or representations regarding the offering described in this prospectus or any supplement thereto or in any supplemental sales material authorized by GIAC. This prospectus is not valid without the prospectuses for the Funds.

SUMMARY

WHAT IS A VARIABLE ANNUITY CONTRACT?

A VARIABLE ANNUITY CONTRACT allows you to accumulate tax-deferred savings which are invested in options that you choose. This is the accumulation period of the contract. On an agreed date, you will start receiving regular payments from the amount you have saved and any investment earnings. This is the annuity period. The amount of the annuity payments will depend on earnings during the accumulation period, and afterward if you select a variable annuity option. That’s why this product is called a variable annuity.

HOW A VARIABLE ANNUITY WORKS

During the accumulation period, this contract allows you to allocate your net premium payments and accumulation value to as many as 20 variable investment options, or 19 variable investment options and the fixed-rate option.

When you allocate your premiums to the variable investment options, you bear the risk of any investment losses. No assurance can be given that the value of the contract during the accumulation period, or the total amount of annuity payments made under the contract, will equal or exceed the net premium payments allocated to the variable investment options. When you allocate your net premium payments to the fixed-rate option, the contract guarantees that they will earn a minimum rate of interest and the investment risk is borne by GIAC.

GIAC has established a Separate Account to hold the variable investments in its annuity contracts. The Separate Account has 48 investment divisions, corresponding to 48 variable investment options, each of which invests in a mutual fund. Your net premiums are used to buy accumulation units in the investment divisions you have chosen, or are allocated to the fixed-rate option.

The total value of your contract’s investment in the investment divisions and in the fixed-rate option is known as the accumulation value. It’s determined by multiplying the number of variable accumulation units credited to your account in each investment division by the current value of the division’s units, and adding your value in the fixed-rate option.

The value of units in a variable investment division reflects the investment experience within the division. The value of units in the fixed-rate option reflects interest accrued at a rate not less than the guaranteed minimum specified in the contract. For a complete explanation, please see Financial information: How we calculate unit values.

THE ANNUITY PERIOD

Annuity payments under this contract must begin no later than the annuitant’s 90th birthday. Distributions under the contract are taxable, and if you take money out of the contract before age 59 1/2, you may also incur a 10% Federal tax penalty on amounts included in your income. You may select one or a combination of five annuity payout options under the contract:

•	Life annuity without a guaranteed period
•	Life annuity with a guaranteed period
•	Joint and survivor annuity
•	Payments to age 100

These payout options are available on either a variable or fixed-rate basis. Please see The annuity period.

OTHER CONTRACT FEATURES

Transfers among investment options

You can make transfers among the variable investment options at any time, although such transfers may be severely restricted in an effort to protect against potential harm from frequent transfers. Please see Frequent Transfers Among the Variable Investment Options. Transfers to and from the fixed-rate option are only permitted during the accumulation period. Certain restrictions apply to transfers out of the fixed-rate option. Transfers must also comply with the rules of any retirement plan that apply. Please see The accumulation period: Transfers.

Death benefits

If you, or another person named as the annuitant, should die before annuity payments begin, then we pay a death benefit to the beneficiary. You also have the option of purchasing one of three enhanced death benefit riders that may provide a greater death benefit. Please see Other contract features: Death benefits.

Optional riders

You also have the option to purchase four other riders to provide additional benefits. DecadeSM, the living benefit rider, provides that your contract value on the tenth anniversary is at least equal to your initial premium payment (adjusted for any partial withdrawals), provided you comply with certain rules. The earnings benefit rider may in certain circumstances increase the death benefit payable upon the annuitant’s death if your contract earnings exceed your adjusted premium payments. The guaranteed minimum income benefit rider establishes a

Payout options

Annuity payout options are available on either a variable or fixed-rate basis.

SUMMARY	PROSPECTUS	1

guaranteed income base that can be used to provide a guaranteed minimum income annuity benefit regardless of the investment performance of the contract. The guaranteed minimum withdrawal benefit rider provides a guaranteed minimum withdrawal regardless of the investment performance of the contract. Please refer to Other contract features.

Surrenders and partial withdrawals

At any time during the accumulation period, you may withdraw some or all of the amount you have saved in the contract. Taking out all you have saved is known as a surrender; taking out part of your savings is a partial withdrawal. Once annuity payments begin, surrenders and partial withdrawals are only available with the Payments to age 100 annuity payout options. Please see The accumulation period: Surrenders and partial withdrawals. Surrenders from qualified plans may be restricted or forbidden by the plan document and may have negative tax consequences.

EXPENSES

The following are expenses that you will incur as a contract owner:

•	Operating expenses for mutual funds comprising the variable investment options

Management fees, 12b-1 fees, and other expenses associated with the Funds you may pay while owning the contract ranged from 0.40% to 1.82% in 2003, but may be different in the future. Actual charges will depend on the variable investment options you select.

•	Mortality and expense risk charges

1.55% annually of the net asset value of your variable investment options during each of the first seven contract years; 1.00% thereafter.

•	Administrative expenses

0.20% annually of the net asset value of your variable investment options.

•	Contract fee

An annual fee of $35, if the accumulation value in your contract is less than $100,000 on your contract’s anniversary date.

The following are expenses that you may incur as a contract owner:

•	Contingent deferred sales charges

A charge of up to 4% against any amount that you withdraw during the first four contract years that is attributable to premium payments made during the first three contract years.

•	Enhanced death benefit expense

If you choose this benefit, the annual expense is 0.20%, 0.30% or 0.50% of the net asset value of your variable investment options, depending on the rider chosen.

•	Living benefit rider expense

If you choose this rider, you will pay a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options.

•	Earnings benefit rider expense

If you choose this rider, you will pay a daily charge at an annual rate of 0.25% of the net asset value of your variable investment options.

•	Guaranteed minimum income benefit rider expense

If you choose this rider, you will pay an annual charge of 0.50% of the guaranteed income base at the time the charge is deducted on each rider anniversary and upon termination of the rider.

•	Guaranteed minimum withdrawal benefit rider expense

If you choose this rider, you will pay an annual charge of 0.50% of the adjusted guaranteed withdrawal balance at the time the charge is deducted on each contract anniversary and prior to payment of any death benefit or the annuitization of the contract.

•	Annuity taxes

A tax on premiums or annuity payments, applicable in some states and municipalities only, that currently range up to 3.5% of premiums paid to the contract.

•	Partial withdrawal charge

During the annuity period, if you choose Payments to 100 or Variable Annuity Payments to age 100 as an annuity payout option and you make more than one partial withdrawal in a calendar quarter, you will pay an administrative charge equal to the lesser of $25 or 2% of the amount of the partial withdrawal.

DECIDING TO PURCHASE A CONTRACT

You should consider purchasing a variable annuity contract if your objective is to invest over a long period of time and to accumulate assets on a tax-deferred basis, generally for retirement. A tax-deferred accrual feature is provided by any tax-qualified arrangement. Therefore, you should have reasons other than tax deferral for purchasing the contract to fund a tax-qualified arrangement. You have the right to examine the contract and return it for cancellation within 10 days of receiving it. This is known as the free-look period. If you exercise this free-look privilege, and you live in a state that does not

Free-look period

You have the right to examine the contract and return it for cancellation within 10 days of receiving it. This is known as the free-look period.

2	PROSPECTUS	SUMMARY

EXPENSE TABLES

require us to return premiums paid, you will bear the risk of any decline in your contract’s value during the free-look period. The period may be longer than 10 days in some states. Because the laws and regulations that govern the contract vary among the jurisdictions where the contract is sold, some of the contract’s terms will vary depending on where you live.

We sell other variable annuity contracts with other features and charges. Please contact us if you would like more information.

For information about the compensation we pay for sales of the contracts, see Distribution of the contract.

Please see Special terms used in this prospectus for definitions of key terms.

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value among investment options. State premium taxes may also be deducted.

CONTRACT OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchases:	None
Contingent Deferred Sales Charge:	4% declining annually see Note (1)
Transfer Fee:	Currently, none (may charge $25 for each transfer)

Notes:

(1) The contingent deferred sales charge is assessed on premiums withdrawn that were paid into your contract during the first three contract years. During the first four contract years, you may withdraw in each contract year, without a deferred sales charge, the greater of: (i) the excess of the accumulation value on the date of withdrawal over the aggregate net premium payments that have not been previously withdrawn, or (ii) 10% of the total premium payments made during the first three contract years, minus the aggregate amount of all prior partial withdrawals made during the current contract year.

Number of contract years completed	Contingent deferred sales charge percentage
0	4%
1	4%
2	3%
3	2%
4	0%

(2) There is a partial withdrawal charge that applies to partial withdrawals during the annuity period in excess of one per quarter. This charge is the lesser of $25 or 2% of the partial withdrawal amount. Partial withdrawals are only available during the annuity period if you choose one of the two payments to 100 annuity payout options.

Expenses

The tables will assist you in understanding the various costs and expenses of the Separate Account and its underlying Funds that you will bear directly or indirectly. See Financial Information –Contract costs and expenses and the accompanying Fund prospectuses for a more complete description of the various costs and expenses. Premium taxes may apply.

EXPENSE TABLES	PROSPECTUS	3

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the fees and expenses of the underlying mutual funds associated with the variable investment options.

Annual Contract Fee:	$35.00*
*	The annual contract fee may be lower where required by state law.

SEPARATE ACCOUNT LEVEL ANNUAL EXPENSES

(as a percentage of daily net asset value)

7yrEDB = SevenYear Enhanced Death Benefit CAEDB = ContractAnniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	ECADB = EnhancedContract Anniversary Death Benefit LB = Living Benefit EB = Earnings Benefit

	Contracts with no rider benefits	Contracts with 7 yr EDB	Contracts with 7 yr EDB and LB or EB	Contracts with 7 yr EDB, LB and EB	Contracts with CAEDB	Contracts with CAEDB and LB or EB	Contracts with CAEDB, LB and EB	Contracts with ECADB	Contracts with ECADB and LB or EB	Contracts with ECADB, LB and EB
Mortality & Expense Risk Charge
• years 0-7	1.55%	1.55%	1.55%	1.55%	1.55%	1.55%	1.55%	1.55%	1.55%	1.55%
• years 8 and beyond	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Other Separate Account Fees
• Administrative Charge	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
• Charges for Additional Riders
– 7 year Enhanced Death Benefit (7yrEDB)	0.00%	0.20%	0.20%	0.20%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
– Contract Anniversary Enhanced Death Benefit (CAEDB)	0.00%	0.00%	0.00%	0.00%	0.50%	0.50%	0.50%	0.00%	0.00%	0.00%
– Enhanced Contract Anniversary Death Benefit (ECADB)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.30%	0.30%	0.30%
– Living Benefit (LB)	0.00%	0.00%	0.25%	0.50%	0.00%	0.25%	0.50%	0.00%	0.25%	0.50%
– Earnings Benefit (EB)}
Subtotal Other Separate Account Fees	0.20%	0.40%	0.65%	0.90%	0.70%	0.95%	1.20%	0.50%	0.75%	1.00%
Total Separate Account Level Annual Expenses
• years 0-7	1.75%	1.95%	2.20%	2.45%	2.25%	2.50%	2.75%	2.05%	2.30%	2.55%
• years 8 and beyond	1.20%	1.40%	1.65%	1.90%	1.70%	1.95%	2.20%	1.50%	1.75%	2.00%

FEES FOR OPTIONAL BENEFITS DEDUCTED FROM ACCUMULATION VALUE

Annual Guaranteed Minimum Income Benefit Rider Fee:	0.50% of guaranteed income base†
†	Please see the Guaranteed Minimum Income Benefit (GMIB) Rider section of this prospectus for a definition of “guaranteed income base.”

Annual Guaranteed Minimum Withdrawal Benefit Rider Fee:	0.50% of adjusted GWB (current)††
1.00% of adjusted GWB (maximum)††
††	The current charge for this rider is 0.50%. We reserve the right to increase the charge to a maximum of 1.00% if the GWB is stepped up to equal the accumulation value of the contract. Please see the Guaranteed Minimum Withdrawal Benefit (GMWB) Rider section of this prospectus for more information and a definition of “adjusted GWB.”

The next item shows the lowest and highest total operating expenses charged by the mutual fund companies for the last completed fiscal year. Expenses may be different in the future. More detail concerning fees and expenses is contained in the prospectus for each underlying mutual fund.

TOTAL ANNUAL UNDERLYING MUTUAL FUND OPERATING EXPENSES

(expenses that are deducted from the assets of the underlying mutual funds including management fees, distribution [and/or service] (12b-1) fees, and other expenses)

	Lowest	Highest
Total Annual Underlying Mutual Fund Operating Expenses (before applicable waivers and reimbursements)**	0.40%	1.82%

The fee and expense information regarding the underlying mutual funds was provided by those mutual funds and has not been independently verified by GIAC.

**	“Total Annual Underlying Mutual Fund Operating Expenses” are expenses for the fiscal year ended December 31, 2003.

4	PROSPECTUS	EXPENSE TABLES

Expense Examples

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses, contract fees, separate account annual expenses and underlying mutual fund fees and expenses.

The Examples assume that you invest $10,000 in the contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume: a) maximum and (b) minimum fees and expenses of any of the underlying mutual funds. Although your actual costs may be higher or lower, based on those assumptions, your costs would be:

Chart 1. Chart 1 assumes you select the Basic Contract with the Contract Anniversary Enhanced Death Benefit, Living Benefit, Earnings Benefit and Guaranteed Minimum Income Benefit Riders, which is the most expensive way to purchase the contract. In this example, you surrender your contract at the end of the applicable time period:

Time Periods

1 year	3 years	5 years	10 years
(a) $967	(a) $1,991	(a) $2,801	(a) $5,357
(b) $818	(b) $1,564	(b) $2,123	(b) $4,149

Chart 2. Chart 2 assumes you select the Basic Contract with the Contract Anniversary Enhanced Death Benefit, Living Benefit, Earnings Benefit and Guaranteed Minimum Income Benefit Riders, which is the most expensive way to purchase the contract. In this example, you annuitize your contract or you do not surrender your contract at the end of the applicable time period:

Time Periods

1 year	3 years	5 years	10 years
(a) $567	(a) $1,691	(a) $2,801	(a) $5,357
(b) $418	(b) $1,264	(b) $2,123	(b) $4,149

Chart 3. Chart 3 assumes you select the Basic Contract without any Riders, which is the least expensive way to purchase the contract. In this example, you surrender your contract at the end of the applicable time period:

Time Periods

1 year	3 years	5 years	10 years
(a) $810	(a) $1,540	(a) $2,083	(a) $4,075
(b) $661	(b) $1,099	(b) $1,359	(b) $2,663

Chart 4. Chart 4 assumes you select the Basic Contract without any Riders, which is the least expensive way to purchase the contract. In this example, you annuitize your contract or you do not surrender your contract at the end of the applicable time period:

Time Periods

1 year	3 years	5 years	10 years
(a) $410	(a) $1,240	(a) $2,083	(a) $4,075
(b) $261	(b) $ 799	(b) $1,359	(b) $2,663

A table of accumulation unit values is in Appendix A – Summary Financial Information.

EXPENSE TABLES	PROSPECTUS	5

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The Guardian Insurance & Annuity Company, Inc. (GIAC) is a stock life insurance company incorporated in the state of Delaware in 1970. GIAC, which issues the contracts offered with this prospectus, is licensed to conduct an insurance business in all 50 states of the United States and the District of Columbia. The company had total assets (GAAP basis) of over $10 billion as of December 31, 2003. Its financial statements appear in the Statement of Additional Information.

GIAC’s executive office is located at 7 Hanover Square, New York, New York 10004. The mailing address of the GIAC Customer Service Office, which administers these contracts, is P.O. Box 26210, Lehigh Valley, Pennsylvania 18002.

GIAC is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a mutual life insurance company organized in the State of New York in 1860. As of December 31, 2003, Guardian Life had total assets (GAAP basis) in excess of $37 billion. Guardian Life does not issue the contracts offered under this prospectus and does not guarantee the benefits they provide.

6	PROSPECTUS	EXPENSE TABLES

BUYING A CONTRACT

THE PURCHASE PROCESS

If you would like to buy a contract, you must complete, sign, and forward the application form to us at the address set forth below. Alternatively, if permitted in your state, you may also initiate the purchase by using such other form or in such other manner as we find acceptable. You or your agent then must send any applicable paperwork, along with your initial premium payment, by regular U.S. mail to the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26210

Lehigh Valley, Pennsylvania 18002

If you wish to send your application or other paperwork and payment by certified, registered or express mail, please address it to:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

3900 Burgess Place

Bethlehem, Pennsylvania 18017

Our decision to accept or reject your proposed purchase is based on administrative rules such as whether you have completed the form completely and accurately or otherwise supplied us with sufficient information for us to accept the proposed purchase. We have the right to reject any application, proposed purchase or initial premium payment for any reason.

If we accept your purchase as received, we will credit your net premium payment to your new contract within two business days. If your purchase is not complete within five business days of our receiving your application or other applicable paperwork, we will return it to you along with your payment.

If you are considering purchasing a contract with the proceeds of another annuity or life insurance contract, it may not be advantageous to replace the existing contract by purchasing this contract. A variable annuity is not a short-term investment.

PAYMENTS

We require a minimum initial premium payment of $2,000. Thereafter, the minimum additional payment is $100. However, if you purchase a contract through an employer payroll deduction plan, we will accept purchase payments below $100. We will not accept an initial premium payment greater than $2,000,000 without prior permission from an authorized officer of GIAC. However, if you purchase the GMIB rider, the initial premium payment and any subsequent premium payments made in the first contract year cannot exceed $500,000 in the aggregate without prior permission from an authorized officer of GIAC. Without our written consent, total flexible premium payments made in any contract year after the first may not exceed $1,000,000.

Tax-Free ‘Section 1035’ Exchanges

You can generally exchange one annuity contract for another in a ‘tax-free exchange’ under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, and there will be a new surrender charge period for this contract and other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this contract (that person will generally earn a commission if you buy this contract through an exchange or otherwise).

BUYING A CONTRACT	PROSPECTUS	7

THE ACCUMULATION PERIOD

Accumulation

units

The value of accumulation units will vary as the value of investments rises and falls in the variable investment options and also due to expenses and the deduction of certain charges.

HOW WE ALLOCATE YOUR PREMIUM PAYMENTS

After we receive your initial premium payment and issue a contract to you, we will normally credit subsequent net premium payments to your contract on the same day we receive them, provided we receive them prior to the close of our regular business day.

If we receive your payment on a non-business day, or after our close, we will normally credit it on the next business day. If required in your state or municipality, annuity taxes are deducted from your payment before we credit it to your contract. We call the amount remaining after this deduction the net premium payment.

We use net premium payments to purchase accumulation units in the variable investment options you have chosen or in the fixed-rate option, according to your instructions in the application or as later changed. The prices of accumulation units are set daily because they change along with the share values of the underlying Funds. The amount you pay for each unit will be the next price calculated after we receive and accept your payment.

The value of accumulation units will vary as you earn interest in the fixed-rate option or as the value of investments rises and falls in the variable investment options.

You can change your investment option selections or your percentage allocations by notifying us in writing. We will apply your new instructions to subsequent net premium payments after we receive and accept them. Please remember that you cannot invest in more than 20 variable investment options at any given time.

AUTOMATED PURCHASE PAYMENTS

You may elect to participate in our automated payment program by authorizing your bank to deduct money from your checking account or savings account to make monthly purchase payments. We will debit your account on the 15th of each month or the next business day if the 15th is not a business day. You tell us the amount of the monthly purchase payment and specify the effective date on our authorization form. You may request to participate, change the amount of your purchase payments, change bank accounts or terminate the program at any time prior to the first of the month for your requested transaction to be processed for that month. For IRAs, the maximum monthly purchase payment is 1/12th of your allowable annual contribution.

THE SEPARATE ACCOUNT

GIAC has established a Separate Account, known as Separate Account Q, to receive and invest your premium payments in the variable investment options. The Separate Account has 48 investment divisions, corresponding to the 48 Funds available to you. The performance of each division is based on the Fund in which it invests.

8	PROSPECTUS	ACCUMULATION PERIOD

The Separate Account was established by GIAC on March 14, 2002. It is registered as a unit investment trust under the Investment Company Act of 1940 (the 1940 Act) and meets the definition of a separate account under federal securities laws. State insurance law provides that the assets of the Separate Account equal to its reserves and other liabilities are not chargeable with GIAC’s obligations except those under annuity contracts issued through the Separate Account. Income, gains and losses of the Separate Account are kept separate from other income, gains or losses of the contract owner.

Each investment division is administered and accounted for as part of the general business of GIAC. Under Delaware law, the income and capital gains or capital losses of each investment division, whether realized or unrealized, are credited to or charged against the assets held in that division according to the terms of each contract, without regard to other income, capital gains or capital losses of the other investment divisions or of GIAC. Contract obligations are GIAC’s responsibility. According to Delaware insurance law, the assets of the Separate Account are not chargeable with liabilities arising out of any other business GIAC may conduct. Please see Financial Information: Federal tax matters.

We have the right to make changes to the Separate Account, to the investment divisions within it, and to the Fund shares they hold. We may make these changes for some or all contracts. These changes must be made in a manner that is consistent with laws and regulations. When necessary, we’ll use this right to serve your best interests and to carry out the purposes of the contract. Possible changes to the Separate Account and the investment divisions include:

•	deregistering the Separate Account under the 1940 Act,

•	operating the Separate Account as a management investment company, or in another permissible form,

•	combining two or more Separate Accounts or investment divisions,

•	transferring assets among investment divisions, or into another Separate Account, or into GIAC’s general account,

•	modifying the contracts where necessary to preserve the favorable tax treatment that owners of variable annuities currently receive under the Internal Revenue Code,

•	eliminating the shares of any of the Funds and substituting shares of another appropriate Fund (which may have different fees and expenses or may be available/closed to certain purchasers), and

•	adding to or suspending your ability to make allocations or transfers into any variable investment option or the fixed-rate option.

VARIABLE INVESTMENT OPTIONS

You may choose to invest in a maximum of 20 of the variable investment options or 19 of the variable investment options and the fixed-rate option (if available) at any time. Each Fund is an open-end management investment company, registered with the Securities and Exchange Commission under the 1940 Act.

The Funds have different investment objectives which influence their risk and return. The table below summarizes their main characteristics.

Variable

investment options

You may choose to invest in a maximum of 20 of the variable investment options or 19 of the variable investment options and the fixed-rate option (if available) at any time.

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Variable investment options
Fund	Investment objectives	Typical investments
The Guardian Stock Fund	Long-term growth of capital	U.S. common stocks
The Guardian VC 500 Index Fund	Seeks to match the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P Index”)	Common stocks of companies in the S&P Index, which emphasizes large U.S. companies
The Guardian VC Asset Allocation Fund	Long-term total investment return consistent with moderate investment risk	Shares of The Guardian VC 500 Index Fund, The Guardian Stock Fund, The Guardian Bond Fund and The Guardian Cash Fund
The Guardian VC High Yield Bond Fund	Current income; capital appreciation is a secondary objective	Corporate bonds and other debt securities rated below investment grade
The Guardian VC Low Duration Bond Fund	Seeks a high level of current income consistent with preservation of capital	Investment grade debt obligations, such as corporate bonds, mortgage-backed and asset-backed securities and obligations of the U.S. government and its agencies.
The Guardian UBS VC Large Cap Fund	Seeks to maximize total return, consisting of capital appreciation and current income	Normally, at least 80% of the value of the Fund’s net assets is invested in equity securities issued by companies with large market capitalization at the time of purchase
The Guardian UBS VC Small Cap Value Fund	Seeks to maximize total return, consisting of capital appreciation and current income	Normally, at least 80% of the value of the Fund’s net assets is invested in equity securities issued by companies with small market capitalization at the time of purchase
The Guardian Bond Fund	Maximum income without undue risk of principal; capital appreciation as a secondary objective	Investment grade debt obligations
The Guardian Cash Fund	High level of current income consistent with liquidity and preservation of capital	Money market instruments
Baillie Gifford International Growth Fund	Long-term capital appreciation	Common stocks and convertible securities issued by foreign companies
Baillie Gifford Emerging Markets Fund	Long-term capital appreciation	Common stocks and convertible securities of emerging market companies
The Guardian Small Cap Stock Fund	Long-term growth of capital	U.S. common stocks of companies with small market capitalization
AIM V.I. Aggressive Growth Fund	Long-term growth of capital	Common stocks, convertible bonds, convertible preferred stocks and warrants of small and medium sized companies
AIM V.I. Basic Value Fund	Long-term growth of capital	Equity securities of U.S. issuers that have market capitalizations of greater than $500 million and are believed to be undervalued in relation to long-term earning power or other factors
AIM V.I. Growth Fund	Growth of capital	Seasoned and better capitalized companies considered to have strong earnings momentum. May also invest in foreign securities

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Variable investment options
Fund	Investment objectives	Typical investments
AIM V.I. Government Securities Fund	Achieve a high level of current income consistent with reasonable concern for safety of principal	Debt securities issued, guaranteed or otherwise backed by the U.S. government
AIM V.I. Mid Cap Core Equity Fund	Long-term growth of capital	Equity securities, including convertible securities, of mid-cap companies
AIM V.I. Premier Equity Fund	Long-term growth of capital; income is a secondary objective	Equity securities judged to be undervalued by the investment adviser
Alger American Leveraged AllCap Portfolio	Long-term capital appreciation	Equity securities of companies of any size which demonstrate promising growth potential
AllianceBernstein Real Estate Investment Portfolio	Total return from long-term growth of capital and from income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry	Equity securities of real estate investment trusts or “REITS” and other real estate industry companies
AllianceBernstein Value Portfolio	Long-term growth of capital	Diversified portfolio of equity securities
AllianceBernstein Growth & Income Portfolio	Reasonable current income and reasonable opportunity for appreciation	Dividend-paying common stocks of good quality
AllianceBernstein Premier Growth Portfolio	Growth of capital by pursuing aggressive investment policies	Equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth
AllianceBernstein Technology Portfolio	Growth of capital, and only incidentally for current income	Securities of companies that use technology extensively in the development of new or improved products or processes
Davis Financial Portfolio	Long-term growth of capital	Common stocks of financial companies
Davis Real Estate Portfolio	Total return through a combination of growth and income	Securities issued by companies that are “principally engaged” in real estate
Davis Value Portfolio	Long-term growth of capital	U.S. common stocks of companies with at least $10 billion market capitalization
Fidelity VIP Balanced Portfolio	Income and growth of capital	Balance between stocks, bonds and other debt securities
Fidelity VIP Contrafund Portfolio	Long-term capital appreciation	U.S. and foreign common stocks of companies believed to be undervalued
Fidelity VIP Equity-Income Portfolio	Reasonable income; also considers potential for capital appreciation	Income-producing equity securities
Fidelity VIP Growth Portfolio	Capital appreciation	Common stocks of companies believed to have above-average growth potential
Fidelity VIP Investment Grade Bond Portfolio	As high level of current income as is consistent with the preservation of capital	U.S. dollar-denominated investment grade bonds
Fidelity VIP Mid Cap Portfolio	Long-term growth of capital	Common stocks with medium market capitalization, both U.S. and foreign
Franklin Rising Dividends Securities Fund	Long-term capital appreciation	Equity securities of companies that have paid consistently rising dividends over the past 10 years
Franklin Small Cap Value Securities Fund	Long-term total return	Equity securities of small-cap U.S. companies believed to be undervalued

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Variable investment options
Fund	Investment objectives	Typical investments
Gabelli Capital Asset Fund	Growth of capital; current income as a secondary objective	U.S. common stocks and convertible securities
MFS Bond Series	Provide as high a level of current income as is believed to be consistent with prudent risk. Protect shareholders’ capital as a secondary objective	Fixed income securities such as corporate bonds, U.S. government securities and mortgage-backed and asset-backed securities
MFS Capital Opportunities Series	Capital appreciation	Common stocks and related securities such as preferred stocks, convertible securities and depositary receipts for these securities
MFS Emerging Growth Series	Long-term growth of capital	Common stocks of emerging growth companies of any size
MFS Investors Trust Series	Long-term growth of capital with a secondary objective to seek reasonable current income	Equity securities issued by U.S. and foreign companies
MFS New Discovery Series	Capital appreciation	Equity securities of companies that offer superior prospects for growth, both U.S. and foreign
MFS Strategic Income Series	High income and secondary objective is significant capital appreciation	U.S. and foreign government securities, corporate bonds and mortgage-backed and asset-backed securities
MFS Total Return Series	Above average income consistent with prudent employment of capital; as a secondary objective, to provide reasonable opportunity for growth of capital and income	Broad list of securities, including a combination of equity and fixed-income, both U.S. and foreign
Templeton Growth Securities Fund	Long-term capital growth	Equity securities of companies that are located anywhere in the world, including those in the U.S. and emerging markets
Value Line Centurion Fund	Long-term growth of capital	U.S. common stocks with selections based on the Value Line TimelinessTM Ranking System
Value Line Strategic Asset Management Trust	High total investment return consistent with reasonable risk	U.S. common stocks with selections based on the Value Line Ranking Systems, bonds and money market instruments
Van Kampen Life Investment Trust Government Portfolio (Class II shares)	High current return consistent with preservation of capital	Debt securities issued by or guaranteed by the U.S. government, its agencies or its instrumentalities
Van Kampen Life Investment Trust Growth and Income Portfolio (Class II shares)	Long-term growth of capital and income	Income-producing equity securities, including common stocks and convertible securities, although investments are also made in non-convertible preferred stocks and debt securities

Some of these Funds may not be available in your state.

Some Funds have similar investment objectives and policies to other funds managed by the same adviser. The Funds may also have the same or similar names to mutual funds available directly to the public on a retail basis. The Funds are not the same funds as the publicly available funds. As a result, the investment returns of the Funds may be higher or lower than these similar funds managed by the same adviser. There is no assurance, and we make no representation, that the performance of any Fund will be comparable to the performance of any other fund.

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Some of these Funds are available under other separate accounts supporting variable annuity contracts and variable life insurance policies of GIAC and other companies. We do not anticipate any inherent conflicts with these arrangements. However, it is possible that conflicts of interest may arise in connection with the use of the same Funds under both variable life insurance policies and variable annuity contracts, or issued by different companies. While the Board of Directors of each Fund monitors activities in an effort to avoid or correct any material irreconcilable conflicts of interest arising out of this arrangement, we may also take actions to protect the interests of our contract owners. See the accompanying Fund prospectuses for more information about possible conflicts of interest.

Investment advisers (or their affiliates) pay us compensation every year for administration, distribution or other expenses. Currently, these advisers include MFS Investment Management, A.I.M. Advisors, Inc., Fred Alger Management, Inc., Fidelity Management & Research Company, Gabelli Funds, LLC, Davis Selected Advisers, LP, Alliance Capital Management LP, Value Line, Inc., Van Kampen Asset Management Inc., and Templeton Global Advisers Limited. This compensation ranges from .15% to .35% of the average daily net assets that are invested in the variable investment options available through the Separate Account. We also receive 12b-1 fees from some Funds. Those Funds include funds from AIM, Alger, AllianceBernstein, Fidelity, Franklin Templeton, MFS, Value Line and Van Kampen. Currently, the amount of 12b-1 fees ranges from .08% to .40%.

The Funds’ investment advisers and their principal business addresses are shown in the table below.

Investment advisers

Fund	Investment adviser and principal business address

The Guardian Stock Fund

The Guardian Small Cap Stock Fund

The Guardian Bond Fund

The Guardian Cash Fund

The Guardian VC 500 Index Fund

The Guardian VC Asset Allocation Fund

The Guardian VC High Yield Bond Fund

Guardian Investor Services LLC 7 Hanover Square New York, New York 10004
The Guardian VC Low Duration Bond Fund
The Guardian UBS VC Large Cap Value Fund The Guardian UBS VC Small Cap Value Fund	Guardian Investor Services LLC (Adviser) 7 Hanover Square New York, New York 10004
UBS Global Asset Management (Americas) Inc. (Sub-adviser) One North Wacker Drive Chicago, Illinois 60606
Baillie Gifford International Growth Fund Baillie Gifford Emerging Markets Fund	Guardian Baillie Gifford Limited (Adviser) Baillie Gifford Overseas Limited (Sub-adviser) Calton Square 1 Greenside Row Edinburgh, EH1 3AN, Scotland
AIM V.I. Aggressive Growth Fund AIM V.I. Basic Value Fund AIM V.I. Government Securities Fund AIM V.I. Growth Fund AIM V.I. Mid Cap Core Equity Fund AIM V.I. Premier Equity Fund	A I M Advisors, Inc. 11 Greenway Plaza – Suite 100 Houston, Texas 77046-1173
Alger American Leveraged AllCap Portfolio	Fred Alger Management, Inc. 111 Fifth Avenue New York, New York 10003

Before investing

Please read the accompanying Fund prospectuses carefully. They contain important information on the investment objectives, policies, charges and expenses of the Funds.

Investment advisers

Fund	Investment adviser and principal business address
AllianceBernstein Real Estate Investment Portfolio AllianceBernstein Value Portfolio AllianceBernstein Growth & Income Portfolio AllianceBernstein Premier Growth Portfolio	Alliance Capital Management LP 1345 Avenue of the Americas New York, New York 10105
AllianceBernstein Technology Portfolio
Davis Financial Portfolio Davis Real Estate Portfolio Davis Value Portfolio	Davis Selected Advisers, LP 2949 East Elvira Road Suite 101 Tucson, Arizona 85706
Fidelity VIP Balanced Portfolio Fidelity VIP Contrafund Portfolio Fidelity VIP Equity-Income Portfolio Fidelity VIP Growth Portfolio Fidelity VIP Investment Grade Bond Portfolio	Fidelity Management & Research Company 82 Devonshire Street Boston, Massachusetts 02109
Fidelity VIP Mid Cap Portfolio
Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund	Franklin Advisory Services, LLC One Parker Plaza Ninth Floor Fort Lee, New Jersey 07024
Gabelli Capital Asset Fund	Gabelli Funds, LLC One Corporate Center Rye, New York 10580-1422
MFS Bond Series MFS Capital Opportunities Series MFS Emerging Growth Series MFS Investors Trust Series MFS New Discovery Series MFS Strategic Income Series	MFS Investment Management 500 Boylston Street Boston, Massachusetts 02116
MFS Total Return Series
Templeton Growth Securities Fund	Templeton Global Advisers Limited (Adviser) Lyford Cay Nassau, Bahamas Templeton Asset Management Limited (Sub-adviser) #7 Temasek Boulevard #38-3 Suntec Tower One Singapore 038987
Value Line Centurion Fund Value Line Strategic Asset Management Trust	Value Line Inc. 220 East 42nd Street New York, New York 10017
Van Kampen Life Investment Trust Government Portfolio Van Kampen Life Investment Trust Growth and Income Portfolio	Van Kampen Asset Management Inc. 1221 Avenue of the Americas New York, New York

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FIXED-RATE OPTION

For a period of time in early 2003, contract owners who purchased a new contract were eligible to allocate money to the fixed-rate option. Effective May 1, 2003, the fixed-rate option was no longer available for new contracts. Those contract owners who currently own a contract with the fixed-rate option endorsement may make additional deposits and may also make transfers from the variable investment options to the fixed-rate option. These additional deposits and transfers are limited to a maximum of $10,000 per contract year. We reserve the right to suspend, discontinue or otherwise restrict the availability of the fixed-rate option for additional payments and/or transfers under existing contracts. If you own a contract with the fixed-rate option endorsement, the following information applies to your contract.

The fixed-rate option is not registered under the Securities Act of 1933 or as an investment company under the 1940 Act, and is therefore not subject to the provisions or restrictions of these Acts. However, the following disclosure about the fixed-rate option may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements not in prospectuses.

In the fixed-rate option, we guarantee that the net premium payments you invest will earn daily interest at a minimum annual rate which is disclosed in your contract. (This minimum annual rate will be either 3% or 1.5% depending on the insurance laws in your state.) You can allocate all of your net premium payments to this option, subject to the conditions stated above, or you may choose it as one of your investment selections. The value of your net premiums invested in the fixed-rate option does not vary with the investment experience of any Fund. The money that you put into your fixed-rate option becomes part of GIAC’s general assets.

At certain times we may choose to pay interest at a rate higher than the minimum annual rate specified in your contract, but we aren’t obliged to do so. Higher interest rates are determined at our discretion, and we can change them prospectively without notice. We don’t use a specific formula to determine interest rates; rather we consider such factors as general economic trends, current rates of return on our general account investments, regulatory and tax requirements, and competitive factors. The rate of interest we pay hasn’t been limited by our Board of Directors.

When you buy a contract, please note:

•	You can choose up to 20 investment options or 19 variable investment options and the fixed-rate option (if available) at any one time.

•	There are no initial sales charges on the premium payments that you allocate to the variable investment options.

•	All of the dividends and capital gains distributions that are payable to variable investment options are reinvested in shares of the applicable Fund at the current net asset value.

•	When the annuity period of the contract begins, we will apply your accumulation value to a payment option in order to make annuity payments to you.

•	You can arrange to transfer your investments among the options or change your future allocations by notifying us in writing or by telephone. Currently, there is no fee for this, but we reserve the right to charge a fee, to limit the number of transactions or otherwise restrict transaction privileges.

•	You can change beneficiaries as long as the annuitant is living.

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Personal security

When you call us, we will require identification of your contract as well as your personal security code. We may accept transfer instructions or changes to future allocation instructions from anyone who can provide us with this information. Neither GIAC, Guardian Investor Services LLC, nor the Funds will be liable for any loss, damage, cost or expense resulting from a telephonic or electronic request we reasonably believe to be genuine. As a result, you assume the risk of unauthorized or fraudulent telephonic or electronic transactions. We may record telephone conversations without disclosure to the caller. See Telephonic and Electronic Services.

Here are some of the important conditions that apply when we pay interest on your investments in the fixed-rate option:

•	The initial interest rate that we credit to your premiums or transfers will be whatever rate is in effect on the date the amounts are allocated to the fixed-rate option.

•	This interest rate will continue until the next contract anniversary date (unless you have elected Dollar Cost Averaging from the fixed-rate option over a shorter period of time).

•	At that time, all payments and transfers allocated to the fixed-rate option during the previous year, together with interest earned, will be credited with the rate of interest in effect on the renewal date, known as the renewal rate.

•	The renewal rate will be guaranteed until the next contract anniversary date.

If your state’s insurance department permits, your contract may have what’s known as a bailout rate. If the renewal rate set on any contract anniversary date is less than the bailout rate, you can withdraw all or part of the money you have invested for at least one year in the fixed-rate option from the contract without incurring a deferred sales charge. We must receive your written request in good order for such a withdrawal at our customer service office within 60 days after the contract anniversary.

The fixed-rate option may not be available in your state. We reserve the right to discontinue this option at any time. We also reserve the right to suspend, discontinue or otherwise restrict the availability of the fixed-rate option for additional payments and/or transfers under existing contracts.

TRANSFERS

You can transfer money among variable investment options or change your future percentage allocations to options both before and after the date annuity payments begin. You can also transfer to and from the fixed-rate option, but only before the date annuity payments begin. Transfers are subject to certain conditions, which are described below.

If you are considering a transfer or change in your allocations, be sure to look into each option carefully and make sure your decisions will help you to achieve your long-term investment goals.

During the accumulation period and up to 30 days before the date annuity payments are scheduled to begin, you can transfer all or part of your accumulation value among the contract options. These transfers are subject to the following rules:

•	We permit transfers from the fixed-rate option to any variable investment option only once each contract year, during the 30 days

Transfers

You can transfer money among variable investment options both before and after the date annuity payments begin.

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beginning on the contract anniversary date. There is an exception for the dollar cost averaging feature; amounts that have been in the fixed-rate option longest will be transferred out first. The maximum yearly transfer from the fixed-rate option is the greater of the following:

–	50% of the amount in the fixed-rate option on the applicable contract anniversary date, or

–	the amount equal to the largest previous transfer out of the fixed-rate option for your contract.

•	Each transfer involving the variable investment options will be based on the accumulation unit value that is next calculated after we have received proper transfer instructions from you.

•	If you have selected the GMWB rider, your transfers are limited to moving 100% of the contract accumulation value from one allocation model to another allocation model. See Guaranteed Minimum Withdrawal Benefit (GMWB) Rider.

We will implement a transfer or changes to your allocations upon receiving your written, telephone or electronic instructions in good order. If we receive your transfer request on a business day before the close of the New York Stock Exchange, generally 4:00 p.m. New York City time, you will receive that day’s unit values. Your telephone transfer instructions will be considered received before 4:00 p.m. if the telephone call is completed no later than 4:00 p.m.

After the date annuity payments begin, if you have a variable annuity option you can transfer all or part of the value of your annuity among the variable investment options only once each calendar year. No fixed-rate option transfers are permitted.

FREQUENT TRANSFERS AMONG THE VARIABLE INVESTMENT OPTIONS

Frequent or unusually large transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an underlying fund at a price that does not reflect the current market value of the portfolio securities of the underlying fund, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent transfers may increase brokerage and administrative costs of the underlying funds, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund.

GIAC endeavors to protect long-term contractowners by maintaining policies and procedures to discourage frequent transfers among investment options under the policies, and has no arrangements in place

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to permit any contractowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this contract.

If we determine that you are engaging in frequent transfer activity among investment options, we may, without prior notice, limit your right to make transfers or allocation changes. We monitor for frequent transfer activity among the variable investment options based upon established parameters that are applied consistently to all contractowners. Such parameters may include, without limitation, the length of the holding period between transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other contractowners and persons with material rights under a contract. This may include applying the restrictions to any contracts that we believe are related (e.g., two contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any contractowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose include, without limitation:

•	limiting the frequency of transfers to not more than once every 30 days;

•	imposing a fee of $25 per transfer, if you make more than twelve transfers within a contract year;

•	requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

•	refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•	refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect;

•	impose a holding period between transfers; or

•	implementing and imposing on you any redemption fee imposed by an underlying fund.

We currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. Redemption fees, transfer limits, and other procedures may be more or less successful than ours in deterring or preventing harmful transfer activity.

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Please note that the limits and restrictions described here are subject to GIAC’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by contractowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers, there is no assurance that we will be able to detect and/or to deter frequent transfers. Moreover, our ability to discourage and restrict frequent transfer activity may be limited by provisions of the contract.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on contractowners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any contractowners’ transfer request if our order to purchase shares of the fund is not accepted by, or is reversed by, an applicable fund.

The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying funds should describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying funds and the policies and procedures we have adopted to discourage frequent transfers. For instance, an underlying fund may impose a redemption fee. Contractowners should be aware that we may not have the contractual obligation or the operational capacity to monitor contractowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, you should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted at the contract level to discourage frequent transfers.

You should note that other insurance companies and retirement plans also invest in the underlying funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the underlying funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the underlying funds’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the underlying funds. If the policies and

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Surrenders and

partial withdrawals

Surrenders and partial withdrawals are subject to tax, and may be subject to penalty taxes and mandatory federal income tax withholding.

procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investment in the fund. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from contractowners engaged in frequent transfer activity, the underlying fund may reject the entire omnibus order and thereby interfere with GIAC’s ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire transfer request if any part of it is not accepted by or is reversed by an underlying fund.

SURRENDERS AND PARTIAL WITHDRAWALS

During the accumulation period and while the annuitant and all contract owners are living, you can redeem your contract in whole. This is known as surrendering the contract. If you redeem part of the contract, it’s called a partial withdrawal. During the annuity period, unless you selected either annuity payout Option V-4, Variable Annuity Payments to age 100, or annuity payout option F-4, Annuity Payments to age 100, we will not accept requests for surrenders or partial withdrawals after the date annuity payments begin. See Variable Annuity Payout Options.

Your request for surrenders and partial withdrawals must be received in good order. If you wish to surrender your contract, you must send us the contract or we will not process the request. If you have lost the contract, we will require an acceptable affidavit of loss.

To process a partial withdrawal, we will redeem enough accumulation units to equal the dollar value of your request. When you surrender your contract, we redeem all the units. For both transactions we use the unit value next calculated after we receive a proper request from you. We will deduct any applicable contract charges, deferred sales charges and annuity taxes from the proceeds of a surrender. In the case of a partial withdrawal, we will cash additional units to cover these charges. See Contract Costs and Expenses: Contingent Deferred Sales Charge. To effect your request, we will cash variable accumulation units from the variable investment divisions on a pro rata basis, unless you instruct us differently.

Surrenders and partial withdrawals are subject to tax, and may be subject to penalty taxes and mandatory federal income tax withholding.

In the first four contract years, you are allowed to make an annual withdrawal from the contract, without paying a deferred sales charge, of an amount equal to the greater of:

•	On the date of withdrawal, the excess of the accumulation value over the total of the net premium payments that you have made (and not withdrawn), in the first three contract years; or

•	10% of the total premium payments made during the first three contract years, minus the total of all the withdrawals you already made during the current contract year.

Special restrictions

There are special restrictions on withdrawals from contracts issued in connection with Section 403(b) and other qualified plans. Please see Financial information: Federal tax matters for details about how withdrawals can be made from these contracts.

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You may request a schedule of systematic partial withdrawals. Under such a program, you may elect to receive withdrawal proceeds on a monthly, quarterly, semi-annual or annual basis. Redemptions from the contract will be effective on the 21st of the month or the next following business day preceding the payment date. Withdrawals under this program are not the same as annuity payments you would receive from a payout option. Your contract value will be reduced by the amount of any withdrawals, applicable contract charges, deferred sales charges and annuity taxes. Such systematic withdrawals may be used to satisfy special tax rules related to substantially equal periodic payments or other needs you may have. We are not responsible for the accuracy of the calculations for distributed amounts or compliance with tax provisions. Please see Financial Information: Federal tax matters.

For the purpose of calculating the deferred sales charge and in order to minimize the applicable deferred sales charge, all amounts withdrawn are deemed to be withdrawn on a last-in first-out basis. In other words, we withdraw all available monies before we withdraw premium payments made during the first three contract years, which are subject to a deferred sales charge. Premium payments made in the fourth contract year and later will not be subject to a deferred sales charge upon withdrawal. Also, in spousal continuation situations, we withdraw all premium payments made prior to spousal continuation, which are not subject to a deferred sales charge, before we withdraw any premium payments made after spousal continuation.

Unless you are making a withdrawal directly from the fixed-rate option in accordance with the bailout provisions, we will cash accumulation units in the following order:

•	all variable accumulation units attributable to the investment divisions; this will be done on a pro-rata basis unless you instruct us differently, then

•	all fixed accumulation units attributable to the fixed-rate option.

We will send you your payment within seven days of receiving a request from you in good order. Please see the margin note Payments later in this section.

If you have a question about surrenders or withdrawals, please call us toll free at 1-800-221-3253.

Involuntary Surrenders When Contract Value is Less than $2,000

If you have less than $2,000 left in your contract after a partial withdrawal, we have the right to cancel the contract and pay you the balance of the proceeds. This is called an involuntary surrender, and it may be subject to any applicable contract charges, deferred sales charges and annuity taxes. Please see Financial information: Federal tax matters.

Assigning contract interests

If the contract is part of a corporate retirement plan or an individual plan under sections 401(a), 403(b) or 408 of the Internal Revenue Code, the contract owner’s interest in the contract cannot be assigned. Assigned contract interests may be treated as a taxable distribution to the contract owner. See Federal tax matters for more information.

ACCUMULATION PERIOD	PROSPECTUS	21

Programs to build

your annuity

You may wish to take advantage of one of the programs we offer to help you build a stronger annuity. These include dollar cost averaging and portfolio rebalancing.

MANAGING YOUR ANNUITY

You may wish to take advantage of one of the programs we offer to help you build a stronger annuity. These include dollar cost averaging and portfolio rebalancing.

There is no fee for dollar cost averaging or portfolio rebalancing. We also have the right to modify or discontinue either program. We’ll give you written notice if we do so. Transfers under either program do not count against any free transfers permitted under the contract. You may terminate either program at any time. However, money in the fixed-rate option will be subject to transfer restrictions which apply to the fixed-rate option. See Transfers for limitations on such transfers.

Reports

At least twice each year, we send a report to each contract owner that contains financial information about the underlying Funds, according to applicable laws, rules and regulations. In addition, at least once each year, we send a statement to each contract owner that reports the number of accumulation units and their value under the contract.

If several members of the same household each own a contract, we may send only one such report or prospectus to that address, unless you instruct us otherwise.

You may receive additional copies by calling or writing our Customer Service Office.

Dollar Cost Averaging Programs

You can transfer specific amounts of money from one investment option to another on a monthly basis, as opposed to investing the total amount at one time. This approach may help lower your average dollar cost of investing over time. However, there is no guarantee that dollar cost averaging will result in profits or prevent losses.

If you wish to take advantage of this program, you must designate a dollar amount to be transferred automatically out of either The Guardian Cash Fund investment division or the fixed-rate option, but not from both. You can designate the fixed-rate option for dollar cost averaging if you currently own a contract with the fixed-rate option endorsement. After May 1, 2003, dollar cost averaging into or out of the fixed-rate option will no longer be available for new contracts. The money can go into one or more of the other variable investment options or the fixed-rate option. The rule still applies that you can invest in a maximum of only 20 options at one time (this includes the required Guardian Cash Fund or fixed-rate option).

You can begin dollar cost averaging when you buy your contract or at any time afterwards, until annuity payments begin, by completing the dollar cost averaging election form and returning it to us. We must receive it in good order at least three business days before the monthly anniversary date of when you wish the transfers to begin.

You may select dollar cost averaging from The Guardian Cash Fund investment division for periods of 12, 24 or 36 months. Dollar cost averaging from the fixed-rate option may be selected for a period of 36 months. Your total accumulation value at the time must be at least $10,000 for transfers over a 12-month period, and $20,000 for transfers over a 24 to 36 month period. Transfers will be made in the amounts you designate and must be at least $100 per receiving investment option.

22	PROSPECTUS	ACCUMULATION PERIOD

Additionally, if you currently own a contract with the fixed-rate option endorsement, we offered programs that provided special rates of interest if you elected dollar cost averaging for specific periods for the amount contributed to the fixed-rate option at the time your contract was issued. However, because your balance will be decreasing as money is transferred out of the fixed-rate option, the actual interest rate paid through these programs will be less than the stated rate of interest. The first transfer occured on the issue date of the contract. The remaining transfers occur on each monthly contract anniversary until the program’s conclusion. The last transfer consists only of the accumulated interest. If you terminate a special interest rate program, the money remaining in the fixed-rate option will revert to earning the standard interest rate. These programs are not available for new contracts issued after May 1, 2003.

Portfolio Rebalancing

Over time, you may find that the investment performance of certain Funds results in a shift in your holdings beyond the percentage you originally allocated. If this occurs, you may wish to use our portfolio rebalancing program to maintain a desired asset allocation mix. If you choose, we will automatically transfer amounts among your variable investment options to return them to the designated percentages. We will process these transfers quarterly. To participate in this program you must have an accumulation value of at least $10,000.

Automated Transfer Program

Our Automated Transfer (AT) Program offers you the ability to set up a future automatic transfer between two variable investment options offered through your contract when the accumulation unit value for a selected variable investment option either changes by a specified percentage or reaches a specific dollar amount. When you establish the AT order, you can select this percentage or dollar amount as well as the actual amount that will be transferred.

An AT buy order allows you to establish an order to transfer money from The Guardian Cash Fund to any of the available variable investment options based on the percentage or dollar amount criteria you specify. An AT sell order allows you to establish an order to transfer money from any one of the available variable investment options to The Guardian Cash Fund based on the percentage or dollar amount criteria that you specify. If an AT order is submitted in good order to GIAC’s Customer Service Office on a business day prior to 4:00 p.m. New York City time, the order will be established on the date it is submitted. If an AT order is submitted in good order on a business day after 4:00 p.m. New York City time or if it is submitted on non-business days, the order will be established on the next business day.

Once an AT order is established, and if the criteria you specify are met, a transfer will be automatically scheduled to be processed on the next business day. The AT will be processed on the next business day using that next business day’s accumulation unit value. The accumulation unit

ACCUMULATION PERIOD	PROSPECTUS	23

value of the specified variable investment option on the day the AT order criteria are met could fluctuate significantly from the accumulation unit value of that variable investment option on the next business day. You will have an opportunity to cancel the AT, either electronically via our website or by telephone, up until 4:00 p.m. New York City time on the day the AT is scheduled to be processed. Your cancellation must be received by GIAC’s Customer Service Office in good order before 4:00 p.m. New York City time on the day the AT is scheduled to be processed in order for the cancellation to be effective. As a courtesy to you, we will send an e-mail to the e-mail address(es) you specify informing you that the AT criteria has been met and an AT has been scheduled to be processed on the next business day. We cannot guarantee that you will receive this e-mail prior to the time that your AT will be processed. In the event you do not receive this e-mail or we do not receive your cancellation instructions in accordance with the requirements detailed above, GIAC will not be responsible for acting upon an AT order established by you, if that AT was processed in accordance with your previously received specifications.

After you establish an AT order, that AT order will remain active for the duration that you specify when you establish the order and will expire on the earliest to occur of the following: the date the AT is processed according to your specified criteria, or the order expiration date, or the date you cancel the order (if that date is prior to the order expiration date you previously specified). In addition, an active AT order and/or an AT that is scheduled to be processed will be cancelled automatically if any one of the following events occur: the contract is surrendered or you begin receiving annuity payments; a death claim is pending or paid; the owner is changed on the contract; any of the optional benefit riders you may have selected are terminated; your transfer rights have been restricted under the contract; assets in the variable investment options you specified are not available to process the transfer; or, at the time we attempt to process the AT, you are already invested in the maximum number of investment options.

The following requirements also apply to the AT program for each contract owned by you:

•	The contract accumulation value must be at least $10,000 in order to establish an AT order.

•	AT orders cannot be established if you are utilizing the dollar cost averaging and portfolio rebalancing programs.

•	AT orders cannot be established if you have an active living benefit rider on your contract.

•	AT orders cannot be established if you are receiving systematic partial withdrawals under your contract.

•	Only one AT buy order may be active at any one time.

•	Multiple AT sell orders are permitted at any time, but each AT sell order must be from a different variable investment option.

24	PROSPECTUS	ACCUMULATION PERIOD

•	If multiple AT sell and/or buy orders meet their respective specified criteria on the same day, all such AT orders will be processed on the next business day, unless we receive the appropriate cancellation instructions from you.

GIAC reserves the right to discontinue or restrict the use of AT privileges at any time, at its discretion. GIAC does not currently charge a fee for the AT program. However, we reserve the right to limit the frequency of ATs or to impose a charge for ATs. Other rights reserved by GIAC with respect to transfers are described in this prospectus, including the right to refuse transfers under certain conditions. See The accumulation period: Transfers.

Payments

For all transactions, we can delay payment if the contract is being contested. We can also delay payment until a premium payment check has cleared the payee’s bank. We may postpone any calculation or payment from the variable investment options if:

•	the New York Stock Exchange is closed for trading or trading has been suspended, or

•	the Securities and Exchange Commission restricts trading or determines that a state of emergency exists which may make payment or transfer impracticable.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a contractowner’s account. If these laws apply in a particular situation, we would not be allowed to process any request for a surrender, partial withdrawal, or transfer, or pay death benefits or make annuity payments. If a contract is frozen, the accumulation value would be moved to a special segregated account and held there until we receive instructions from the appropriate federal regulator. These laws may also require us to provide information about you and your contract to government agencies and departments.

ACCUMULATION PERIOD	PROSPECTUS	25

THE ANNUITY PERIOD

WHEN ANNUITY PAYMENTS BEGIN

You choose the month and year in which we will begin paying annuity benefits. The first payment is made on the first day of the month. The date you choose can’t be later than the annuitant’s 90th birthday. Please note that this date may be determined by the retirement plan under which your annuity contract was issued.

HOW YOUR ANNUITY PAYMENTS ARE CALCULATED

You can choose an annuitization option and select either variable or fixed payments or a combination of variable and fixed payments, if available, under that specific option. We use the following information to determine the annuity purchase rate when applying your accumulation value to an annuity payout option:

•	the table in your contract reflecting the gender and nearest age of the annuitant,

•	the annuity payout option you choose, and

•	if you choose a variable payout option, the assumed investment return you choose, and the investment returns of the variable investment options you choose.

Certain guaranteed annuity purchase rates appear in a table in your contract. Currently, we are using annuity purchase rates that are more favorable to you than those in your contract. We may change these rates from time to time but the rate will never be less favorable to you than those guaranteed in your contract. The appropriate annuity purchase rate is then used to calculate the number of annuity units attributable to your selected investment options. You will be credited with these annuity units based on the amount applied to the payout option (your accumulation value less any applicable annuity taxes) on the processing date for your first annuity payment. The number of annuity units credited to you is fixed for the duration of the annuity period unless you reallocate among the investment options, take a partial withdrawal from Option V-4, or switch from Option V-4 to Option V-1. Each of your variable annuity payments is determined by multiplying the number of annuity units for each investment option by the annuity unit value for the appropriate investment option on the payment processing date. Your annuity payment will be the sum of these amounts.

The number and amount of your annuity payments won’t be affected by the longevity of annuitants as a group. Nor will they be affected by an increase in our expenses over the amount we have charged in your contract.

We will make annuity payments once a month, or another periodic schedule acceptable to us, except as follows:

•	Proceeds of less than $2,000 will be paid to you in a single payment and the contract will be cancelled.

•	We may change the schedule of payments to avoid payments of less than $20.

26	PROSPECTUS	ANNUITY PERIOD

If you choose a variable annuity payment, or a combination of variable and fixed payments, you may choose an assumed investment return on the variable annuity payments of 0%, 3 1/2% or 5%, if allowed by applicable law or regulation, before we start making payments to you. If no choice is made, an effective annual interest rate of 3 1/2% will be used as the assumed investment return.

The assumed investment return is a critical assumption for calculating variable annuity payments. The greater the assumed investment return selected, the greater your initial annuity payment will be. A higher assumed investment return may result in a smaller potential growth in annuity payments. Conversely, a lower assumed investment return results in a lower initial annuity payment, but future annuity payments have the potential to be greater. The first variable payment will be based on the assumed investment return. Subsequent variable payments will fluctuate based on the performance of the variable investment options you have chosen as compared to the assumed investment return. For each such subsequent variable payment:

•	If the actual net annual return on investment equals the assumed investment return, the amount of your variable annuity payments will not change.

•	If the actual net annual return on investment is greater than the assumed investment return, the amount of your variable annuity payments will increase.

•	If the actual net annual return on investment is less than the assumed investment return, the amount of your variable annuity payments will decrease.

The interest rate used to compute the present value of any remaining unpaid payments will be the assumed investment return.

VARIABLE ANNUITY PAYOUT OPTIONS

The payout options currently offered are discussed below. You can choose to have annuity payments made under any one or a combination of the variable or fixed-rate annuity payout options that are available. You can make your choice at any time before your annuity payments begin. At any time, we may discontinue any of these options or make additional options available.

All variable annuity payout options are designated with the letter “V.” After the first payment, the amount of variable annuity payments will increase or decrease to reflect the value of your variable annuity units. The value of the units will reflect the performance of the variable investment options chosen. This is why the amount of each payment will vary.

There are a variety of payout options for you to choose from that we’ve described below. If you do not make a choice, we will automatically select Option V-2 with a 120-month guarantee period. You may change options if you wish, provided you do so before we begin processing your first annuity payment.

Variable annuity

payout options

•	OPTION V-1 Life Annuity without Guaranteed Period

•	OPTION V-2 Life Annuity with Guaranteed Period

•	OPTION V-3 Joint and Survivor Annuity

•	OPTION V-4 Variable Annuity Payments To Age 100

ANNUITY PERIOD	PROSPECTUS	27

OPTION V-1 – Life Annuity without Guaranteed Period

We make payments during the annuitant’s lifetime, ending with the payment preceding the annuitant’s death. This option allows for the maximum variable payment because there is neither a guaranteed minimum number of payments nor a provision for a death benefit for beneficiaries. It is possible that we may only make one payment under this option, if the annuitant dies before the date of the second payment.

OPTION V-2 – Life Annuity with Guaranteed Period

We make payments during the annuitant’s lifetime, but if the annuitant dies before the end of the guaranteed period selected by you, the remaining payments will be made to the beneficiary. Available guaranteed periods are for 60, 120, 180 or 240 months. Upon the annuitant’s death, the beneficiary can choose to take all or part of the remaining payments in a lump sum at the present value of the current dollar amount of the remaining payments. If the beneficiary dies while receiving the payments, the present value of the remaining number of variable annuity payments will be paid in one lump sum to the beneficiary’s estate.

OPTION V-3 – Joint and Survivor Annuity

We make payments during the joint lifetimes of the annuitant and a designated second person, the joint annuitant. If one dies, payments will continue during the survivor’s lifetime. There are two versions available. One version provides that if both the annuitant and joint annuitant die before the end of a guaranteed period of 60, 120, 180 or 240 months, as selected by you, any remaining payments will be made to the beneficiary. The beneficiary can choose to take all or part of the remaining payments in a lump sum at the present value of the current dollar amount of the remaining payments. If the beneficiary dies while receiving the payments, the balance will be paid in one sum at the present value of the current dollar amount of the remaining payments to the beneficiary’s estate. The second version provides that after the death of the annuitant or joint annuitant, payments will continue during the survivor’s lifetime based on a percentage chosen by you of the amount that would have been payable if both annuitants were living. Under this version, it is possible that only one annuity payment will be made if both the annuitant and joint annuitant die before the date of the second payment.

OPTION V-4 – Variable Annuity Payments to Age 100

We make payments for a whole number of years. The number of years will equal 100 minus the annuitant’s nearest age when annuity payments begin. If the annuitant dies during the payment period, we will pay the balance of the payments to the beneficiary for the remainder of that period, unless the beneficiary elects to be paid the present value of the remaining annuity payments in a lump sum. If the beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate. Under this option, the payee has the right to change to Option V-1, the Life Annuity without Guaranteed Period.

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Under Option V-4, the payee has the right to withdraw all or a portion of the present value of the remaining payments. If you request a partial withdrawal, we will liquidate annuity units in the amount necessary to meet the amount of your request. As a result, you will have fewer remaining annuity units which will lower the amount of money you receive in future income payments and the value of your remaining future payments will decrease. The following conditions apply to partial withdrawals.

•	The payee may not withdraw less than $500.

•	One partial withdrawal is permitted each quarter without charge (other than any applicable deferred sales charge) and additional withdrawals are permitted at a charge not to exceed the lesser of $25 or 2% of the amount withdrawn.

•	After giving effect to the withdrawal, the present value of the remaining payments must be at least $2,000, and the remaining monthly payment must be at least $20 (or $60 quarterly, $120 semi-annually, or $240 annually).

If your partial withdrawal request does not meet the third condition, we will promptly attempt to contact you for additional instructions. If we don’t receive revised instructions that comply with the third condition within five business days of the original request, we will pay you the present value of the remaining payments and cancel your contract. This surrender is subject to any applicable contract charges and deferred sales charges, and may have tax consequences.

In a recent ruling, the Internal Revenue Service (IRS) concluded that a partial withdrawal on or after the annuity commencement date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the annuity commencement date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis as set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax advisor regarding the tax consequences to you of a partial withdrawal under Option V-4. Other rules may apply to partial withdrawals from qualified contracts that elect Option V-4.

If you make a surrender or partial withdrawal during the annuity period under Option V-4 and if we waived the deferred sales charge when the contract proceeds were applied to the Option V-4, the amount withdrawn will be reduced by a portion of the charge that was waived. The reduction in the amount withdrawn will be the amount obtained by multiplying (a) by the result of (b) divided by (c) multiplied by (d) where:

(a)	is the deferred sales charge that was applicable at the time the contract proceeds were applied to this payout option:

ANNUITY PERIOD	PROSPECTUS	29

Fixed-rate annuity

payout options

•	OPTION F-1 Life Annuity without Guaranteed Period

•	OPTION F-2 Life Annuity with 10-Year Guaranteed Period

•	OPTION F-3 Joint and Survivor Annuity

•	OPTION F-4 Variable Annuity Payments To Age 100

(b)	is the number of whole months of any remaining unpaid payments until the date when the deferred sales charge would have been zero;

(c)	is the number of whole months remaining when the contract proceeds were applied to the payout option until the date when the deferred sales charge would have been zero; and

(d)	is the amount of the present value of payments withdrawn divided by the total present value of the variable payments.

The reduction in the amount withdrawn, as shown by a formula, is as follows:

(a) ×	(	b	)	× (d)
c

The interest rate used to compute the present value of any remaining unpaid payments will be the assumed investment return.

FIXED-RATE ANNUITY PAYOUT OPTIONS

All Fixed Annuity Payout Options are designated by the letter “F.”

OPTION F-1 – Life Annuity without Guaranteed Period

We make fixed payments during the annuitant’s lifetime, ending with the payment preceding the annuitant’s death. This option offers the maximum fixed payment because there is neither a guaranteed minimum number of fixed payments nor a provision for a death benefit for beneficiaries. It is possible we may only make one payment under this option, if the annuitant dies before the date of the second payment.

OPTION F-2 – Life Annuity with Guaranteed Period

We make fixed payments during the annuitant’s lifetime, but if the annuitant dies before the end of the guaranteed period selected by you, the remaining payments will be made to the beneficiary. Available guaranteed periods are for 60, 120, 180 or 240 months. Upon the annuitant’s death, the beneficiary can choose to take all or part of the remaining payments in a lump sum at the present value of the remaining payments. If the beneficiary dies while receiving the payments, the present value of the remaining number of annuity payments will be paid to the beneficiary’s estate.

OPTION F-3 – Joint and Survivor Annuity

We make fixed payments during the joint lifetimes of the annuitant and a designated second person, the joint annuitant. If one dies, payments will continue during the survivor’s lifetime. There are two versions available. One version provides that if both the annuitant and joint annuitant die before the end of a guaranteed period of 60, 120, 180 or 240 months, as selected by you, any remaining payments will be made to the beneficiary. The beneficiary can choose to take all or part of the remaining payments in a lump sum at the present value of the remaining payments. If the beneficiary dies while receiving the payments, the balance will be paid in one sum at the present value of the remaining

30	PROSPECTUS	ANNUITY PERIOD

payments to the beneficiary’s estate. The second version provides that after the death of the annuitant or joint annuitant, payments will continue during the survivor’s lifetime based on a percentage chosen by you of the amount that would have been payable if both annuitants were living. Under this version, it is possible that only one annuity payment will be made if both the annuitant and joint annuitant die before the date of the second payment.

OPTION F-4 – Annuity Payments to Age 100

We make payments for a whole number of years. The number of years will equal 100 minus the annuitant’s nearest age when annuity payments begin. Payments will never be less than the guaranteed amounts shown in your contract. If you choose this option, it will earn interest at the then current interest rate set by us. We declare a new interest rate for this option on January 1st of each year, which will remain in effect for the whole calendar year. Annuity payment amounts will increase if the rate we credit is greater than the guaranteed interest rate of 3%.

If the annuitant dies during the payment period, we will pay the balance of the payments to the beneficiary for the remainder of that period, unless the beneficiary elects to be paid the present value of the remaining annuity payments in a lump sum. If the beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate. Under this option, the payee has the right to change to Option F-1, the Life Annuity without Guaranteed Period.

Under Option F-4, the payee has the right to withdraw all or a portion of the present value of the remaining payments. This will result in a reduction in future payments. The following conditions apply to partial withdrawals.

•	The payee may not withdraw less than $500.

•	One partial withdrawal is permitted each quarter without charge (other than any applicable deferred sales charge) and additional withdrawals are permitted at a charge not to exceed the lesser of $25 or 2% of the amount withdrawn.

•	After giving effect to the withdrawal, the present value of the remaining payments must be at least $2,000, and the remaining monthly payment must be at least $20 (or $60 quarterly, $120 semi-annually, or $240 annually).

If your partial withdrawal request does not meet the third condition, we will promptly attempt to contact you for additional instructions. If we don’t receive revised instructions that comply with the third condition within five business days of the original request, we will pay you the present value of the remaining payments and cancel your contract. This surrender is subject to any applicable contract charges and deferred sales charges, and may have tax consequences.

ANNUITY PERIOD	PROSPECTUS	31

In a recent ruling, the Internal Revenue Service (IRS) concluded that a partial withdrawal on or after the annuity commencement date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the annuity commencement date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis as set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax advisor regarding the tax consequences to you of a partial withdrawal under Option F-4. Other rules may apply to partial withdrawals from qualified contracts that elect Option F-4.

If you make a surrender or partial withdrawal during the annuity period under Option F-4, and, if we waived the deferred sales charge when the contract proceeds were applied to the Option F-4, the amount withdrawn will be reduced by a portion of the charge that was waived. The reduction in the amount withdrawn will be the amount obtained by multiplying (a) by the result of (b) divided by (c) multiplied by (d) where:

a)	is the deferred sales charge that was applicable at the time the contract proceeds were applied to this payout option:

b)	is the number of whole months of any remaining unpaid payments until the date when the deferred sales charge would have been zero;

c)	is the number of whole months remaining when the contract proceeds were applied to the payout option until the date when the deferred sales charge would have been zero; and

d)	is the amount of the present value of payments withdrawn divided by the total present value of the variable payments.

The reduction in the amount withdrawn, as shown by a formula, is as follows:

(a) ×	(	b	)	× (d)
c

The interest rate we use to compute the present value of any remaining unpaid payments will be the guaranteed interest rate of 3%.

32	PROSPECTUS	ANNUITY PERIOD

OTHER CONTRACT FEATURES

DEATH BENEFITS

If you or the annuitant you have named dies before the date annuity payments begin, we pay a death benefit. In addition, you have the option of buying an enhanced death benefit rider and/or an earnings benefit rider which may provide higher death benefits upon the death of the annuitant.

If your contract is issued in conjunction with an annuity application postmarked on or before April 23, 2004 and the annuitant was age 79 or younger on the contract’s issue date, the benefit is the greater of:

•	the accumulation value of the contract at the end of the valuation period during which we receive proof of death, minus any annuity taxes; or

•	the total of all premiums paid, minus any partial withdrawals, any deferred sales charges previously paid on any withdrawals and annuity taxes.

If your contract is issued in conjunction with an annuity application postmarked after April 23, 2004 and if the annuitant was age 79 or younger on the contract’s issue date, the benefit is the greater of:

•	the accumulation value of the contract at the end of the valuation period during which we receive proof of death and all required documents in good order, minus any annuity taxes; or

•	the total of all premiums paid, minus an adjusted amount for each partial withdrawal.

The adjusted amount for each partial withdrawal is determined by:

(a)	dividing the amount of each partial withdrawal, including any applicable deferred sales charges and annuity taxes, by the accumulation value of the contract immediately before that withdrawal; and

(b)	multiplying the result of (a) by the death benefit immediately prior to the withdrawal.

For annuitants aged 80 or older on the contract’s issue date, the death benefit will be the accumulation value at the end of the valuation period during which we receive proof of death, minus any annuity taxes.

If you and the annuitant are not the same person, and you (or any owner) die before the date that annuity payments begin, the death benefit will be the accumulation value at the end of the valuation period during which we receive proof of death, minus any annuity taxes.

If the annuitant is not the contract owner and dies on or before the date that annuity payments begin, we will pay the death benefit to the beneficiary. If the beneficiary has also died, we will pay the benefit to the contingent beneficiary. If no contingent beneficiary has been named, then we will pay the benefit to you, the contract owner. However, if you are no longer living, we will pay the benefit to your estate.

Death benefits

If you or the annuitant you have named dies before the date annuity payments begin, we pay a death benefit. In addition, you have the option of choosing among several enhanced death benefit riders which may provide a higher death benefit upon the death of the annuitant.

OTHER CONTRACT FEATURES	PROSPECTUS	33

If you are both the annuitant and the owner of the contract, and you die before the date annuity payments begin, we will pay the death benefit to your beneficiary, as described above. However, we must distribute your interest according to the Special requirements outlined below. In this situation, your beneficiary will become the new owner of the contract.

We will pay the death benefit in a lump sum unless:

•	You have chosen a different annuity payout option for the death benefit. We must receive notification of your choice at least three business days before we pay out the proceeds.

•	You, the contract owner, have not chosen a payout option and the beneficiary has. Again, we must receive the beneficiary’s request at least three business days before we pay out the proceeds, and within a year of the annuitant’s death.

If the death benefit proceeds will not be paid in one lump sum and the death benefit proceeds exceed the accumulation value of the contract as of the end of the valuation period during which we received proof of death in good order, GIAC will credit to the contract an amount equal to the difference between the death benefit proceeds and the accumulation value of the contract. Such amount will be credited to The Guardian Cash Fund, Inc. investment option.

If you are a contract owner but not the annuitant, and you die before the date annuity payments begin, then any joint contract owner will become the new owner of the contract. If you haven’t named a joint contract owner, then your beneficiary will become the new owner of the contract. In the event of any contract owner’s death, we must distribute all of the owner’s interest in the contract according to the Special requirements outlined below.

Generally, your beneficiaries will be taxed on the gain in your annuity contract. Consult your tax adviser about the estate tax and income tax consequences of your particular situation.

Special requirements

If a contract owner dies, the following rules apply.

If the beneficiary (or the sole surviving joint contract owner) is not your spouse, and you die before the date annuity payments begin, then we must distribute all of your interest in the contract within five years of your death.

These distribution requirements will be satisfied if any portion of the deceased contract owner’s interest:

•	is payable to, or for the benefit of, any new contract owner, and

•	will be distributed over the new contract owner’s life, or over a period not extending beyond the life expectancy of any new contract owner.

Primary annuitant

Please note that the primary annuitant is determined in accordance with Section 72(s) of the Internal Revenue Code, which states that he or she is the person the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the contract.

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Under the above conditions, distributions must begin within one year of your death.

If the beneficiary (or sole surviving joint contract owner) is your spouse, he or she can continue the contract, assuming the role of contract owner. See Spousal continuation below.

If an owner of the contract is not an individual, then the primary annuitant will be treated as the owner of the contract. In this situation, any change in the annuitant will be treated as the death of the contract owner.

SPOUSAL CONTINUATION

Your contract may be continued under spousal continuation if:

•	you die and your spouse is the only named beneficiary on the date of your death; or

•	your contract has two joint owners; and

•	one but not both joint owners dies before annuity payments begin;

•	the two joint owners were married to each other on the date of the deceased owner’s death; and

•	both joint owners were the only named concurrent beneficiaries on the date of the deceased owner’s death.

We must receive notice of election of spousal continuation by the 90th day after we receive proof in good order of the owner’s death. If the surviving spouse qualifies for spousal continuation and does not elect a method of death benefit payment by such 90th day, spousal continuation will be deemed to have been elected on that day. Spousal continuation will not satisfy minimum required distribution rules for qualified contracts other than IRAs.

Upon spousal continuation, if the death benefit proceeds that would have been paid upon the owner’s death exceed the accumulation value on the date used to calculate the death benefit, then we will credit The Guardian Cash Fund variable investment option with an amount equal to the difference between the death benefit proceeds and the accumulation value. If applicable, the surviving spouse will replace the deceased owner as annuitant or contingent annuitant. The death benefit payable under the continued contract is the accumulation value at the end of the valuation period during which we receive proof of death of the surviving spouse, minus any annuity taxes.

All premium payments made prior to spousal continuation will not be subject to a deferred sales charge. All provisions of the contract with respect to deferred sales charges will apply to the partial withdrawal or surrender of any premium payments made after spousal continuation.

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ENHANCED DEATH BENEFITS

When you buy your contract, you can choose to buy an enhanced death benefit rider. The enhanced death benefit riders are only available if the annuitants are under age 75 on your contract’s issue date. If a death benefit is payable and one of these options is in force, the beneficiary will receive either the death benefit described above or the enhanced death benefit, whichever is greater. You should consult your tax adviser prior to selecting any rider.

Three riders are offered:

•	the 7 Year Enhanced Death Benefit Rider which has a daily charge based on an annual rate of 0.20% of the net assets of your variable investment options, and

•	the Contract Anniversary Enhanced Death Benefit Rider, which has a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options if your contract is issued in conjunction with an annuity application postmarked on or before April 23, 2004 and an annual rate of 0.50% of the net assets of your variable investment options if your contract is issued in conjunction with an annuity application postmarked after April 23, 2004, and

•	the Enhanced Contract Anniversary Death Benefit Rider, which has a daily charge based on an annual rate of 0.30% of the net assets of your variable investment options.

These riders are available only in states where they have been approved and where we are continuing to offer them. Please ask your sales agent or call our Customer Service Office for information about the availability of these enhanced death benefit riders in your state.

7 Year Enhanced Death Benefit Rider

The enhanced death benefit under this rider is calculated as follows depending on when your contract was issued:

•	If your contract is issued in conjunction with an annuity application postmarked on or before April 23, 2004 the enhanced death benefit is the accumulation value of the contract at the end of the reset date immediately preceding the annuitant’s death:

–	plus any premiums paid after the reset date
–	minus any partial withdrawals after the reset date
–	minus any deferred sales charges applicable to withdrawals after the reset date and annuity taxes.

If your contract is issued in conjunction with an annuity application postmarked after April 23, 2004, the enhanced death benefit under this rider equals the adjusted accumulation value for the reset date immediately preceding the annuitant’s date of death. The adjusted accumulation value is the accumulation value of the basic contract on the applicable reset date:

–	plus any net premiums paid after the reset date
–	minus an adjusted amount for each partial withdrawal made after the reset date.

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The adjusted amount for each partial withdrawal is determined by:

(i)	dividing the amount for each partial withdrawal, including any applicable deferred sales charges and any annuity taxes, by the accumulation value immediately prior to that withdrawal; and

(ii)	multiplying the result of (i) by the enhanced death benefit immediately prior to the withdrawal.

The first reset date is on the seventh contract anniversary date. After this, each reset date will be each seventh contract anniversary date after that (i.e., the 14th, 21st and 28th contract anniversaries, and so on).

Contract Anniversary Enhanced Death Benefit Rider

The enhanced death benefit under this rider is calculated as follows depending on when your contract was issued:

•	If your contract is issued in conjunction with an annuity application postmarked on or before April 23, 2004, the enhanced death benefit is the highest accumulation value of the contract on any contract anniversary before the annuitant’s 85th birthday:

–	plus any premiums paid after that contract anniversary
–	minus any partial withdrawals after that contract anniversary
–	minus any deferred sales charges and annuity taxes applicable to such withdrawals.

If your contract is issued in conjunction with an annuity application postmarked after April 23, 2004, the enhanced death benefit under this rider equals the highest adjusted accumulation value on any contract anniversary before the death of the annuitant and before the annuitant’s 85th birthday. The adjusted accumulation value is the accumulation value of the basic contract on any contract anniversary:

–	plus any net premium payments received after that contract anniversary
–	minus an adjusted amount for each partial withdrawal made after that contract anniversary

The adjusted amount for each partial withdrawal is determined by:

(i)	dividing the amount of each partial withdrawal, including any deferred sales charges and annuity taxes, by the accumulation value immediately prior to that withdrawal; and

(ii)	multiplying the result of (i) by the contract anniversary enhanced death benefit immediately prior to the withdrawal.

Owners who select this rider at the time their contract is issued may be eligible for waivers of deferred sales charges. See Contract costs and expenses: Contingent deferred sales charge.

Enhanced Contract Anniversary Death Benefit Rider

The enhanced death benefit under this rider is the greater of:

•	the 3% simple interest death benefit, as described below; or

OTHER CONTRACT FEATURES	PROSPECTUS	37

•	the contract anniversary death benefit, as described below.

The 3% simple interest death benefit is:

•	the total of all premiums paid less partial withdrawals (as described below)

•	minus any adjustments (as described below)

•	multiplied by 3% simple interest from the date of each of these transactions, up to a maximum of 200% of all premium payments minus any partial withdrawals and adjustments.

A partial withdrawal is the amount of the partial withdrawal, including any applicable deferred sales charges and annuity taxes.

An adjustment is calculated by:

•	subtracting the accumulation value of the contract immediately before a partial withdrawal is taken from the 3% simple interest death benefit immediately before the partial withdrawal is taken

•	multiplying that amount by the partial withdrawal

•	dividing that sum by the accumulation value of the contract immediately before the partial withdrawal is taken.

If the adjustment, as calculated above, is less than zero, it will be set to zero.

The 3% simple interest death benefit is reduced for each partial withdrawal by deducting the partial withdrawal amount and any adjustment from the 3% simple interest death benefit amount immediately prior to the withdrawal.

Please note that the accumulation of the 3% simple interest ends on the earlier of the date of the annuitant’s death or the contract anniversary immediately prior to the annuitant’s 80th birthday. For the period from the contract anniversary immediately prior to the annuitant’s 80th birthday until the annuitant’s 85th birthday, the 3% simple interest death benefit is only increased for subsequent premium payments and decreased for partial withdrawals and any adjustments. After the annuitant’s 85th birthday, the 3% simple interest death benefit is zero and the death benefit payable will be the death benefit under the contract.

The contract anniversary death benefit under this rider is:

•	the highest accumulation value on any contract anniversary that is prior to the death of the annuitant and prior to the annuitant’s 80th birthday

•	plus any premiums paid since the date of that contract anniversary

•	minus any partial withdrawals (as described above) since the date of that contract anniversary

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•	minus an adjustment (as described below) for each partial withdrawal since the date of that contract anniversary.

An adjustment is calculated by:

•	subtracting the accumulation value of the contract immediately before a partial withdrawal is taken from the contract anniversary death benefit under this rider immediately before the partial withdrawal is taken

•	multiplying that amount by the partial withdrawal

•	dividing that sum by the accumulation value of the contract immediately before a partial withdrawal is taken.

If the adjustment, as calculated above, is less than zero, it will be set to zero.

We will terminate any of the enhanced death benefit riders on the earliest of the following dates:

•	the date the enhanced death benefit is paid out

•	the date the contract terminates

•	the date of the annuitant’s 85th birthday

•	the date annuity payments begin

•	the date we receive a written termination request from you.

Once a death benefit rider is terminated, it cannot be reinstated. The death benefit reverts to the basic death benefit, and no further charges will be deducted for this benefit. Please see Death Benefits.

EARNINGS BENEFIT RIDER

When you buy your contract, you can choose to buy an earnings benefit rider. You will pay a daily charge for this rider based on an annual rate of 0.25% of the net assets of your variable investment options.

The earnings benefit rider may in certain circumstances increase the death benefit payable, based on a percentage of your contract earnings up to a specified maximum limit of your adjusted premium payments. How we determine both earnings and adjusted premiums are described below.

You should evaluate the following when considering this rider:

•	You will only receive the earnings benefit if there is investment growth (or “earnings”) in your contract value at the time of the annuitant’s death; otherwise we will not pay any earnings benefit under the rider.

•	Partial withdrawals may have the effect of reducing or eliminating the earnings benefit payment upon the annuitant’s death, because withdrawals reduce the premium amount used to determine if there is any gain in your contract.

OTHER CONTRACT FEATURES	PROSPECTUS	39

•	If any change is made to the owner or annuitant after the purchase of the contract, we will not pay an earnings benefit, even though the charge for this benefit has been deducted prior to the time the change was made.

•	There are potential tax consequences associated with purchasing the rider. See the discussion of the potential tax consequences of electing this feature under Federal Tax Matters.

We are seeking regulatory approval for this feature and will offer it in those jurisdictions where we have received such approval. Terms and conditions may differ between jurisdictions when the feature is approved. The earnings benefit rider is not available to current contract owners.

If the annuitant is 69 or younger when we issue the contract, the earnings benefit will be 40% of earnings at the time of the annuitant’s death (the accumulation value minus the adjusted premiums) with a maximum payment of 40% of adjusted premiums.

If the annuitant is between the age of 70 and 79 when we issue the contract, the percentage will be reduced to 25% of earnings upon the annuitant’s death (the accumulation value minus the adjusted premiums), with a maximum payment of 25% of adjusted premiums.

Your spouse may continue a contract with the earnings benefit rider upon your death only if you are the annuitant and sole owner and your spouse is the sole beneficiary when the contract is issued. Any later changes in the annuitant or owner will prevent your spouse from continuing the rider. If your spouse is 80 or older upon your death, your spouse may not continue this rider.

If your spouse elects to continue this rider upon your death, we will credit the contract an amount equal to the amount by which the death benefit then payable under the contract (including the enhanced death benefit, if applicable) plus any earnings benefit payable exceeds the accumulation value of the contract on the date of death. This amount will be credited to The Guardian Cash Fund variable investment option. Your spouse will be subject to the same fees, charges and expenses that were applicable to you, except that your spouse may not continue any riders (other than the earnings benefit rider) that had been elected for the contract, and charges will not be deducted for other rider benefits after your death.

Upon the death of your surviving spouse before the date annuity payments begin, the earnings benefit proceeds must be distributed to the beneficiaries named by your spouse or allocated to the contract if the beneficiaries continue the contract. However, the beneficiaries may not continue the rider. To determine the amount of any earnings benefit on the date of your spouse’s death, we begin by calculating two different numbers:

•	The first number is the amount of adjusted premiums as of your spouse’s death. This amount is the accumulation value at the time your

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spouse continued the contract (the sum of the contract death benefit, including any enhanced death benefit plus any earnings benefit), adjusted by:

•	Adding any net premiums contributed to the contract after your death

•	Proportional reductions for partial withdrawals (as explained below) taken from the contract after your death.

•	The second number is the accumulation value as of your spouse’s death minus the first number calculated immediately above.

If your spouse is age 69 or younger upon your death, the beneficiaries will receive 40% of the lesser of these two amounts.

If your spouse is between ages 70 and 79 upon your death, the percentage will be reduced to 25% of the lesser of these two amounts.

In summary, upon your surviving spouse’s death, we calculate whether a second earnings benefit is payable based on a percentage of earnings from the time of your death until your spouse’s death (the second number indicated above). However, such amount payable may not be more than the specified percentage of the adjusted premiums (as explained in the first number indicated above).

As mentioned above, for purposes of calculating the earnings benefit, the amount of the premiums is adjusted for any partial withdrawals and any applicable deferred sales charges and annuity taxes. Each time you make a partial withdrawal, we will reduce the premium amount by an amount calculated as follows: we multiply the premium payment amount (or, if the amount has been previously adjusted, the adjusted premium payment amount) by:

your partial withdrawal amount (including any deferred sales charges and annuity taxes)
the accumulation value of your contract immediately prior to withdrawal

The result is the new adjusted premium amount.

We will terminate the earnings benefit rider on the earliest of the following dates:

•	the date the contract terminates

•	on the annuitant’s 90th birthday

•	the date annuity payments begin

•	the date we receive a written termination request from you

•	the date of the annuitant’s death unless you are the annuitant and your spouse elects to continue the contract and rider

•	the date of your spouse’s death, if your spouse continued the rider

OTHER CONTRACT FEATURES	PROSPECTUS	41

•	the date the owner, joint owner or annuitant is changed unless the change is the result of a surviving spouse’s decision to continue the contract.

Once the rider is terminated, it cannot be reinstated, and no further charges will be deducted for this benefit.

LIVING BENEFIT RIDER (REFERRED TO AS “DECADE”)

When you buy your contract, you can choose to buy a living benefit rider. In order to purchase this rider, the annuitant must be 74 years old or younger at the time we issue your contract. You will pay a daily charge for this rider based on an annual rate of 0.25% of the net assets of your variable investment options.

This rider provides for a living benefit on the tenth contract anniversary if the accumulation value of your contract on that date is less than your initial premium payment, adjusted as described below for any partial withdrawals you’ve made before that date. The living benefit amount you may receive is equal to the amount by which the adjusted initial premium payment exceeds your accumulation value on the tenth contract anniversary.

If you elect the living benefit rider, you will be subject to a number of special rules while the rider is in force:

•	We will not accept any additional premium payments into your contract. However, for contracts issued in connection with premium payments directed to us from other insurance companies, we may consider all such amounts when received as part of the initial premium payment for purposes of this rider.

•	You must allocate your net premiums at the time your contract is issued among the following groupings of allocation options. Each grouping is designated as an Asset Allocation Class.

10% –	The Guardian Cash Fund, The Guardian VC Low Duration Bond Fund or The Fixed-Rate Option (if The Fixed-Rate Option was available at the time your contract was issued).

40% –	The Guardian Bond Fund, The Guardian VC Low Duration Bond Fund (available May 1, 2004), AIM V.I. Government Securities Fund, Fidelity VIP Investment Grade Bond Portfolio, MFS Bond Series, Van Kampen Life Investment Trust Government Portfolio or The Fixed-Rate Option (if The Fixed-Rate Option was available at the time your contract was issued).

40% –

The Guardian Stock Fund, The Guardian VC 500 Index Fund, The Guardian VC Asset Allocation Fund, The Guardian VC High Yield Bond Fund, The Guardian UBS VC Large Cap Value Fund, The Guardian UBS VC Small Cap Value Fund, Baillie Gifford International Growth Fund, Value Line Centurion Fund, Value Line Strategic Asset Management Trust, AIM V.I. Growth Fund,

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AIM V.I. Premier Equity Fund, AllianceBernstein Value Portfolio, AllianceBernstein Real Estate Investment Portfolio, AllianceBernstein Growth & Income Portfolio, Davis Real Estate Portfolio, Davis Value Portfolio, Fidelity VIP Balanced Portfolio, Fidelity VIP Contrafund Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, Gabelli Capital Asset Fund, MFS Strategic Income Series, MFS Investors Trust Series, MFS Total Return Series or Van Kampen Life Investment Trust Growth and Income Portfolio.

10% –	The Guardian Small Cap Stock Fund, Baillie Gifford Emerging Markets Fund, AIM V.I. Aggressive Growth Fund, AIM V.I. Basic Value Fund, AIM V.I. Mid Cap Core Equity Fund, Alger American Leveraged AllCap Portfolio, AllianceBernstein Premier Growth Portfolio, AllianceBernstein Technology Portfolio, Davis Financial Portfolio, Franklin Rising Dividends Securities Fund, Franklin Small Cap Value Securities Fund, Fidelity VIP Mid Cap Portfolio, MFS Capital Opportunities Series, MFS Emerging Growth Series, MFS New Discovery Series, or Templeton Growth Securities Fund.

•	On each quarterly anniversary, your accumulation value will be rebalanced to the allocation percentage listed above. If necessary, we will waive the usual fixed-rate option transfer restrictions to perform the rebalancing. Within each Asset Allocation Class, we will make shifts pro rata among the allocation options you have chosen for that class at the time of the rebalancing.

•	You may only make transfers to allocation options within the same Asset Allocation Class.

•	We will deduct any partial withdrawals from all allocation options pro rata. You will not be able to choose the allocation options from which withdrawals are made.

If you are eligible to receive the living benefit at the tenth contract anniversary, the living benefit amount will be credited to The Guardian Cash Fund variable investment option.

As mentioned above, for the purposes of calculating the living benefit, the amount of the initial premium is adjusted for any partial withdrawals (including any applicable deferred sales charges) and annuity taxes. Each time you make a partial withdrawal, we will adjust the initial premium payment amount by multiplying the initial premium payment amount (or, if the amount has been previously adjusted, the adjusted initial premium payment amount) by:

your withdrawal amount
the accumulation value of your contract

We will terminate the living benefit rider on the earliest of the following dates:

•	the date we process any transaction requested by you that is inconsistent with the special rules outlined above

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•	the date the annuitant dies

•	the tenth contract anniversary

•	the date the contract terminates

•	the date annuity payments begin

•	the date we receive a written termination request from you.

If the contract is jointly owned by you and your spouse, your spouse may continue the contract and the rider after your death, provided the annuitant is still living.

This rider is only available if it is approved in your state. If you select the GMWB rider, you cannot select this rider. Once the rider is terminated, it cannot be reinstated, and no further charges will be deducted for this benefit.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB) RIDER

When you buy your contract, you can choose to buy a GMIB rider. This rider establishes a guaranteed income base that will provide a GMIB regardless of the investment performance of the contract. If you elect to annuitize under this rider, the guaranteed income base will be applied to purchase annuity benefits. In order to purchase this rider, the annuitant and the contingent annuitant must be younger than 75 years old at the time we issue the contract. If you choose this rider, the annuitant may not be changed except as follows. If an annuitant who is not you dies prior to the annuity commencement date, and if a contingent annuitant had been named by you on the date that the contract and this rider were issued, then the contingent annuitant will become the annuitant. The guaranteed income base is not affected and continues to accumulate.

You will pay a rider fee on each rider anniversary and upon the termination of this rider. The rider anniversary is the same month and day as the issue date of this rider in each calendar year after the calendar year that the rider was issued. The rider fee is 0.50% of the guaranteed income base at the time the fee is deducted. We will deduct this fee from each variable investment option and the fixed-rate option in proportion to the amount of accumulation value in each option. If the date this fee is deducted for termination of this rider is a date other than a rider anniversary, then the fee will be prorated for the portion of the contract year that has passed. This fee will not be deducted after the election date.

The election date is the date that we receive, at our customer service office, all necessary information in good order to enable the GMIB payments to begin. The election date must be within 30 days following the tenth rider anniversary or must be within 30 days following any subsequent rider anniversary. Also, the GMIB must be elected no later than 30 days following the rider anniversary prior to the 85th birthday of the annuitant.

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The GMIB rider will be issued only on the date that the basic contract is issued. The initial premium payment and any subsequent premium payments made in the first contract year cannot exceed $500,000 in the aggregate without prior permission from an authorized officer of GIAC. On the issue date, the guaranteed income base is equal to the accumulation value of the contract. Thereafter, on any current date, the guaranteed income base will equal the greater of (1) or (2):

(1)	The accumulation value on the issue date, plus any subsequent net premium payments, minus any subsequent adjusted partial withdrawals, accumulated at the annual effective growth rate of 5% up to the current date, until the earlier of:

(i)	the 85th birthday of the annuitant; or

(ii)	the first date the net premium payments, less any adjusted partial withdrawals, have grown to 2.5 times the cumulative net premium payments received, less adjusted partial withdrawals as a result of being accumulated at an annual effective growth rate of 5%.

(2)	The largest accumulation value, on the issue date or on any rider anniversary prior to the 81st birthday of the annuitant, plus any net premium payments received after this date, with a reduction for any adjusted partial withdrawals taken after this date. If, immediately prior to the withdrawal, the accumulation value is greater than or equal to the guaranteed income base, the reduction will be by the dollar amount of the partial withdrawal and any applicable contingent deferred sales charges and annuity taxes.

On the election date, if the accumulation value is greater than the guaranteed income base, we will increase the guaranteed income base to be equal to the accumulation value as of that date.

An adjusted partial withdrawal is calculated for each partial withdrawal, and is equal to (a) divided by (b) multiplied by (c), where:

(a)	is the amount of the partial withdrawal, including any applicable contingent deferred sales charges and annuity taxes;

(b)	is the accumulation value immediately prior to the withdrawal; and

(c)	is the guaranteed income base immediately prior to the withdrawal.

On the election date, you may use the guaranteed income base and the applicable annuity factors specified in the GMIB rider to provide fixed annuity payments from the following annuity payout options:

•	Life Income – An election may be made for a fixed income payout for the life of the annuitant.

•	Life Income with a 10 year Period Certain – An election may be made for a fixed income payout with a 10-year period certain. In the event of the death of the annuitant prior to the end of the period certain, the

OTHER CONTRACT FEATURES	PROSPECTUS	45

remaining period certain payments will be continued to the beneficiary. If the life expectancy of the annuitant is less than 10 years according to the life expectancy table specified by the Internal Revenue Service, then the settlement option available will be a Life Annuity with a Period Certain for which the period certain is the life expectancy of the annuitant.

•	Joint and 100% Survivor – An election may be made for a fixed income option if both the annuitant and the joint annuitant are under age 85. Payments will be made as long as either the annuitant or joint annuitant is living.

If you exercise a rider payment option, the payout received will be the greater of:

(i)	the GMIB at the time of election, which is calculated by multiplying each $1,000 of guaranteed income base by the applicable annuity factor specified in the GMIB rider for the rider payment option elected; or

(ii)	the income calculated by multiplying each $1,000 of accumulation value by our current settlement option rates of the basic contract for the applicable corresponding contract annuity payout option, at the time of election.

The guaranteed income base may only be used with the rider payment options and annuity factors specified in the GMIB rider. The guaranteed income base may not be used with the annuity payout options and settlement option rates of the basic contract. Annuity factors translate your guaranteed income base or your accumulation value into an annuity benefit. The annuity factors show the dollar amount of the monthly annuity payment purchased with each $1,000 of the guaranteed income benefit or accumulation value applied. The annuity factors for the GMIB are more conservative than the annuity factors for the basic contract. Because the GMIB is based on conservative actuarial factors, the level of income that it guarantees may be less than the level that would be provided by annuitization of the accumulation value using the annuity factors of the basic contract. We use more conservative annuity factors for the GMIB because the guaranteed income base to which these factors are applied increases automatically at an annual guaranteed growth rate of 5%, regardless of the investment performance of the basic contract.

The rider terminates on the earliest of the following:

•	the date the basic contract terminates; or

•	the date you elect to apply the accumulation value of the contract to annuitize the contract using the annuity payout options in the basic contract; or

•	the 31st day following the date of the annuitant’s 85th birthday; or

•	the date the contingent annuitant becomes the annuitant, if the contingent annuitant is age 85 or older; or

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•	the date spousal continuation is elected, if you were the annuitant and you die.

This rider cannot be terminated prior to the earliest of the above dates. Also, this rider may not be available in your state. If you select the GMWB rider, you cannot select this rider.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) RIDER

When you buy your contract, you can choose to buy a GMWB rider, if your initial premium payment is $10,000 or more, and if you (or at least one of the joint owners, if applicable) are younger than 81 years old at the time we issue the contract. This rider provides a guaranteed minimum withdrawal benefit regardless of the investment performance of the contract when your investment allocations are made in accordance with specified model allocation requirements, beginning on the first contract anniversary. There is a one year benefit waiting period for the benefits provided by this rider. This rider is irrevocable and can only be terminated on the earliest of the following:

•	the contract termination date; or

•	the annuity commencement date; or

•	depletion of the guaranteed withdrawal balance, as described below; or

•	when death benefit proceeds are distributed as a lump sum under the contract; or

•	depletion of the contract accumulation value unless the settlement phase described below is applicable.

It is important to understand several key terms that are fundamental to this rider:

The guaranteed withdrawal balance (GWB) is the total amount available for future periodic guaranteed withdrawals and is used for the purpose of calculating the GMWB. The GWB cannot be withdrawn in a lump sum and it can never exceed $5,000,000. The guaranteed withdrawal amount (GWA) is the amount that is guaranteed to be available for withdrawal each contract year until the GWB is depleted. A withdrawal is an amount withdrawn from the contract, including any applicable contingent deferred sales charges and annuity taxes.

The GWA is calculated on your first contract anniversary by multiplying the GWB as of that date by 5%. This percentage is the guaranteed withdrawal percentage. You may take withdrawals in each contract year, beginning on your first contract anniversary, up to an amount equal to the GWA until the GWB is depleted, even if the accumulation value of your contract reduces to zero. If you choose not to withdraw the total GWA available in any contract year, your remaining GWA cannot be carried forward to the next contract year. If you withdraw an amount greater than your GWA in any contract year, your GWB will be reset, possibly reducing your GMWB to an amount less than the total of all your premium payments.

OTHER CONTRACT FEATURES	PROSPECTUS	47

After the issue date of your contract and prior to the first contract anniversary, we will not accept additional premium payments, without our prior approval, if the total of all additional payments exceeds $1,000,000. On or after the first contract anniversary, we will not accept additional premium payments, without our prior approval, if the total of all additional premium payments exceeds $100,000. We reserve the right to refuse initial or additional premium payments at any time or for any reason.

You will pay an annual fee for this rider on each contract anniversary date prior to the annuity commencement date. The rider fee is deducted pro rata from all investment options and is 0.50% of the adjusted GWB. The adjusted GWB is the GWB that was available on your prior contract anniversary, adjusted for any step-up (described below) or subsequent premium payments. For your first contract anniversary, the adjusted GWB is the initial premium adjusted for any subsequent premium payments you made during the first contract year. If you take a withdrawal on any date other than a contract anniversary and the withdrawal exceeds the GWA for that contract year and reduces the accumulation value of the basic contract to zero, we will deduct a pro rata share of the rider fee from the amount that would be payable to you. We will also deduct a rider fee prior to the payment of death benefit proceeds and annuitization of the contract. For purposes of determining this rider fee, a total withdrawal of the contract’s accumulation value will be deemed to have been taken on the date the death benefit is determined and on the annuity commencement date. We reserve the right to increase the rider fee to a maximum of 1.00% annually on the effective date of each step-up.

The GMWB begins on the first contract anniversary date. In no event will the GWB exceed $5,000,000.

The following section describes how your GWB is calculated:

The initial GWB is equal to your initial premium payment. During the first contract year, each time we receive an additional premium payment, the GWB increases by the amount of that additional premium payment. Each time you take a withdrawal during the first contract year, the GWB will reset to the GWB immediately prior to the withdrawal multiplied by the accumulation value of the contract immediately after the withdrawal and divided by the accumulation value immediately prior to the withdrawal.

On and after the first contract anniversary, each time an additional premium payment is received by us, your GWB will increase by the amount of that additional payment. Your GWB can also increase as a result of either a bonus or a step-up, and it will decrease as a result of a withdrawal.

During your first five contract years (the bonus period), if you do not take withdrawals during a particular contract year and if your GWB has not been previously stepped-up and/or reset, then your GWB will increase on the following contract anniversary by an amount equal to

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the following: multiplied by 6% (the bonus percentage), the total premium payments you made from the issue date of your contract to the end of the applicable contract year minus the total withdrawals you made during that period. However, if your GWB was previously stepped-up and/or reset during the bonus period, then your GWB will increase by an amount equal to 6% multiplied by the following: your GWB immediately after your latest step-up or reset, increased by any premium payments we received after your latest step-up or reset and decreased by any withdrawals you made after your latest step-up or reset.

In addition, if you have not taken any withdrawals during the entire bonus period, a one time bonus credit will be applied to your GWB at the end of the bonus period. This one time bonus credit is equal to your initial premium payment multiplied by 2.5%. No bonuses will be paid after the end of the bonus period.

Also, please note that the application of any bonus only increases the GWB and does not increase the contract’s accumulation value.

Your first step-up date is your fourth contract anniversary. After that, step-up dates occur on every third contract anniversary, up to and including your 31st contract anniversary. Within 30 days following each step-up date, you may choose to increase (or “step-up”) your GWB if the accumulation value of your contract on the step-up date is greater than the GWB on that date. If you do not elect to step-up on a particular date, you will be able to step-up on the next available step-up date. Currently, we do not charge an increased fee for this step-up, but we reserve the right to increase the rider fee on the effective date of each step-up. The increased rider fee will never exceed an annual charge of 1.00%, deducted pro rata from all investment options, on your contract anniversary. No step-ups will be permitted after the 30 days following your 31st contract anniversary.

If your total withdrawals during a contract year are less than or equal to the GWA, then your GWB will reset to a GWB less the amount of the withdrawals. If your total withdrawals during a contract year exceed the GWA, then your GWB will reset to equal the lesser of the accumulation value of your contract immediately after the withdrawal or the GWB immediately prior to the withdrawal minus the amount of the withdrawal.

If you have a qualified contract, you will be required to take minimum required distributions. If your minimum required distribution amount exceeds your GWA, you may have to withdraw more than the GWA to avoid the imposition of a 50% excise tax, causing a reset of your GWB. You should consult a tax adviser before purchasing the GMWB rider with a qualified contract.

OTHER CONTRACT FEATURES	PROSPECTUS	49

The following section describes how your GWA is calculated on or after your first contract anniversary:

Each time an additional premium payment is received by us, the GWA will equal the greater of:

•	your GWA immediately prior to the premium payment; or

•	the lesser of:

–	the GWB immediately after the premium payment multiplied by the 5% guaranteed withdrawal percentage; or
–	your GWA immediately prior to the premium payment plus an amount equal to the premium payment multiplied by the 5% guaranteed withdrawal percentage.

If your GWB is increased by a bonus, your GWA will equal the greater of:

•	your GWA immediately prior to the bonus; or

•	the GWB immediately after the bonus multiplied by the 5% guaranteed withdrawal percentage.

If your GWB is stepped-up, the GWA will equal the greater of:

•	the GWA immediately prior to the step-up of your GWB; or

•	your GWB immediately after the step-up of your GWB multiplied by the 5% guaranteed withdrawal percentage.

If your total withdrawals during a contract year are less than or equal to your GWA, then your GWA will not change as a result of your withdrawal. If a withdrawal causes your total withdrawals during a contract year to exceed your GWA then your GWA will be reset to equal the lesser of:

•	your GWA immediately prior to the withdrawal; or

•	the 5% guaranteed withdrawal percentage multiplied by the greater of:

–	the accumulation value of your contact immediately after your withdrawal; or
–	your GWB immediately after the withdrawal.

The following section will explain the settlement phase of the GMWB rider:

The rider will enter its settlement phase if a withdrawal:

•	does not cause your total withdrawals during that contact year to exceed the GWA; and

•	reduces the accumulation value of the contract to zero,

but the GWB immediately after the withdrawal is still greater than zero.

During the settlement phase, settlement payments totaling no more than the GWA will be paid to you until the GWB is depleted. These payments will be made annually. Your contract will continue, but all

50	PROSPECTUS	OTHER CONTRACT FEATURES

other rights and benefits under your contract, including death benefits, will terminate. Additional premium payments will not be accepted and the rider fee will not be deducted. Also, you may not increase or decrease the settlement payments paid to you, except that you may increase any settlement payment if you need to satisfy a minimum required distribution from this contract under Internal Revenue Code Section 401(a)(9). If your settlement payments are below $100 annually, we reserve the right to pay you the present value of the remaining payments.

If you die during the settlement phase, payments will continue to the surviving joint owner(s), if any, and are subject to the Special Requirements provisions of the Death Benefits section of this prospectus. The surviving joint owner(s) may choose one of the following methods of payment to receive the remaining settlement payments:

•	A lump sum equal to the present value of the remaining payments, calculated as of the date we receive proof of the owner’s death and all required documents in good order; or

•	If the remaining payments are payable over a period that does not extend five years beyond the date of the owner’s death, continue the payments as scheduled until the GWB is depleted; or

•	If the remaining payments are payable over a period that extends five years beyond the date of the owner’s death, receive the present value of the remaining payments in equal annual payments that will not extend over a period ending five years beyond the date of the owner’s death.

If there is no joint owner, the present value of the remaining payments will be paid to your beneficiary in a lump sum and will be calculated as of the date we receive proof of your death and all required documents in good order.

It is not clear whether payments made during the settlement phase will be taxed as withdrawals or as annuity payments. This is significant for non-qualified contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to adopt a conservative approach and treat payments during the settlement phase under non-qualified contracts as withdrawals. Similarly for qualified contracts, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the contract may need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions such as the GMWB rider itself.

The following section describes the effect of the payment of a death benefit on the GMWB rider:

The GMWB rider will terminate if:

•	a death benefit is payable prior to the annuity commencement date and before the GWB is depleted; and

OTHER CONTRACT FEATURES	PROSPECTUS	51

•	the death benefit proceeds are distributed as a lump sum or pursuant to the election of an annuity payout option (as required upon the death of the annuitant).

The GMWB rider will continue if:

•	a death benefit is payable prior to the annuity commencement date and before the GWB is depleted; and

•	the death benefit proceeds are not distributed as a lump sum or pursuant to the election of an annuity payout option.

If the GMWB rider continues, the rider fee continues. Also, if the death benefit was greater than the GWB on the date that the death benefit was determined, the recipient of the death benefit proceeds can elect to step-up the GWB within 30 days following that date. The recipient of the death benefit proceeds is only eligible to receive any additional remaining bonuses or step-ups if he or she is the deceased owner’s spouse. When withdrawals deplete the accumulation value of the contract or the death benefit proceeds to zero and the GWB is still greater than zero, then the rider enters the settlement phase.

During the entire time this rider is in effect, you must invest all of your premium payments and the contract accumulation value in one of the following four allocation models:

1.	Growth Blend Model

•	The Guardian VC 500 Index Fund or The Guardian Stock Fund – 20%

•	The Guardian Bond Fund – 40%

•	AIM V.I. Growth Fund – 30%

•	Fidelity VIP Contrafund Portfolio – 10%

2.	Growth and Income Model

•	The Guardian VC 500 Index Fund or The Guardian Stock Fund – 15%

•	The Guardian Bond Fund – 40%

•	Davis Value Portfolio – 15%

•	Fidelity VIP Equity Income Portfolio – 15%

•	Baillie Gifford International Growth Fund – 15%

3.	Value Blend Model

•	The Guardian VC 500 Index Fund or The Guardian Stock Fund – 15%

•	The Guardian Bond Fund – 40%

•	Davis Value Portfolio – 30%

•	Van Kampen Life Investment Trust Growth and Income Portfolio – 15%

52	PROSPECTUS	OTHER CONTRACT FEATURES

4.	Guardian Perspectives Model

•	The Guardian VC 500 Index Fund or The Guardian Stock Fund – 30%

•	The Guardian Bond Fund – 40%

•	The Guardian UBS Large Cap Value Fund – 15%

•	Baillie Gifford International Growth Fund – 15%

Under each model, you must select either The Guardian VC 500 Index Fund or The Guardian Stock Fund. We will not allow partial transfers among investment options or models once a model is selected. However, you may select a new allocation model, subject to any transfer restrictions under the contract, if 100% of the contract accumulation value is moved to a new model. Your contract accumulation value will be rebalanced automatically to the original percentages for the model you selected, on a quarterly basis, on March 1, June 1, September 1 and December 1.

There is no assurance that investing in any allocation model will increase your contract accumulation value or that your investment results will not experience market volatility. The investment performance of your contract will depend on the performance of the investment options that comprise each allocation model. Your investment in each of the investment options will fluctuate and may be worth more or less than your original investment.

We reserve the right to restrict investment options and allocation models at any time. If an investment option or model is restricted, no transfers into the restricted investment options or models will be allowed and no additional premium payments may be allocated to the restricted investment options or models after the date of the restriction. Any amount previously allocated to an investment option or model that is subsequently restricted will be unaffected by the restriction. Please see Transfers and Frequent transfers among the variable investment options for more information about transfers under your contract.

We reserve the right to agree or refuse to issue the GMWB rider at our sole discretion. This rider may not be available in your state. If you select the Living Benefit (Decade) and/or the Guaranteed Minimum Income Benefit (GMIB) riders, you cannot select the GMWB rider. Currently, neither of the dollar cost averaging programs will be available to you if you select the GMWB rider, although we may offer the dollar cost averaging programs to contractowners who have selected the GMWB rider in the future. The GMWB rider is not available if your contract is issued in conjunction with a 403(b) plan. This rider shall be construed and administered so as to be in compliance with the Internal Revenue Code and the appropriate regulations, including but not limited to, Internal Revenue Code Sections 72(s) and 401(a)(9), as applicable.

OTHER CONTRACT FEATURES	PROSPECTUS	53

FINANCIAL INFORMATION

The value

of your account

To determine the value of your account, we multiply the number of accumulation units in each option by the current unit value for the option.

HOW WE CALCULATE UNIT VALUES

When you choose a variable investment option, you accumulate variable accumulation units. With the fixed-rate option, you accumulate fixed accumulation units. To calculate the number of accumulation units you buy with each payment, we divide the amount you invest in each option by the value of units in the option. We use the unit value next calculated after we have received and accepted your payment. We calculate unit values at the close of business of the New York Stock Exchange, usually at 4:00 p.m. Eastern time, each day the Exchange is open for trading and GIAC is open for business.

To determine the accumulation value of your account, we multiply the number of accumulation units in each option by the current unit value for the option. The current unit value is determined by multiplying the unit value for the applicable variable investment option for the prior valuation period by the net investment factor for the current valuation period.

The net investment factor is a measure of the investment experience of each variable investment option. We determine the net investment factor for a given valuation period as follows:

•	At the end of the valuation period we add together the net asset value of a Fund share and its portion of dividends and distributions made by the Fund during the period.

•	We divide this total by the net asset value of the particular Fund share calculated at the end of the preceding valuation period.

•	Finally we add up the daily charges (mortality and expense risks, administrative expenses, any annuity taxes, the enhanced death benefit, living benefit and/or earnings benefit rider(s) where applicable) and subtract them from the above total.

54	PROSPECTUS	FINANCIAL INFORMATION

CONTRACT COSTS AND EXPENSES

The amount of a charge may not strictly correspond to the costs of providing the services or benefits indicated by the name of the charge or related to a particular contract, and we may profit from charges. For example, the contingent deferred sales charge may not fully cover all of the sales and distribution expenses actually incurred by GIAC, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover these expenses.

No sales charges are deducted from your premium payments when you make them. However, the following charges do apply:

Expenses of the Funds

The Funds you choose through your variable investment options have their own management fees, 12b-1 fees, and general operating expenses. The deduction of these fees and expenses is reflected in the per-share value of the Funds. They are fully described in the Funds’ prospectuses.

Mortality and expense risk charge

To cover our mortality and expense risks, during the first seven contract years, you will pay a daily charge based on an annual rate of 1.55% of the net assets of your variable investment options. Thereafter, the charge will be based on an annual rate of 1.00%. Mortality risks arise from our promise to pay death benefits and make annuity payments to each annuitant for life. Expense risks arise from the possibility that the amounts we deduct to cover sales and administrative expenses may not be sufficient. We expect a profit from this charge and we can use any such profit for any legitimate corporate purpose, including paying distribution expenses for the contracts.

Administrative expenses

You will also pay a daily charge based on an annual rate of 0.20% of the net assets of your variable investment options for our administrative expenses.

Contract fee

We deduct a yearly fee of $35 on each anniversary date of your contract. To pay this charge, we will cancel the number of accumulation units that is equal in value to the fee. We cancel accumulation units in the same proportion as the percentage of the contract’s accumulation value attributable to each variable investment option and the fixed-rate option. If you surrender your contract before the contract anniversary date, we will still deduct the contract fee for that year. We will waive the contract fee if the accumulation value is $100,000 or more on the anniversary date of your contract.

In addition, the following charges may apply:

Contingent deferred sales charge

If you make a partial withdrawal from your account or surrender your contract during the first four contract years, you may pay a deferred sales

Costs and

expenses

No sales charges are deducted from your premium payments when you make them. However, the following charges do apply:

•	expenses of the Funds

•	mortality and expense risk charge

•	administrative expenses

•	contract fee;

and the following charges may apply:

•	enhanced death benefit expenses

•	living benefit expenses

•	earnings benefit expenses

•	guaranteed minimum income benefit expenses

•	guaranteed minimum withdrawal benefit expenses

•	deferred sales charge

•	partial withdrawal charge

See accompanying text for details.

FINANCIAL INFORMATION	PROSPECTUS	55

Deferred sales

charges

Number of contract years completed	Contingent deferred sales charge (%)
0	4
1	4
2	3
3	2
4+	0

charge on any amount that was paid into your contract during the first three contract years. This charge compensates us for expenses related to the sale of contracts.

For partial withdrawals, you may instruct us to deduct any applicable deferred sales charges from the amount requested. Otherwise, we will deduct the sales charge from the remaining value of your contract. We do not impose a deferred sales charge on the amount deducted from the remaining value.

When we calculate the deferred sales charge, all amounts taken out are deemed to be withdrawn on a last-in, first-out basis. We do this to minimize the amount you owe. Deferred sales charges are listed in the table.

The maximum contingent deferred sales charge that you will pay is equal to 4% of the lesser of: (i) the total of all premium payments made during the first three contract years; or (ii) the amount withdrawn or surrendered. However, during the first four contract years, you may make a partial withdrawal without a deferred sales charge, of an amount equal to the greater of: (i) the excess of the accumulation value on the date of withdrawal over the total of the net premium payments that you have made (and not withdrawn) in the first three contract years; or (ii) 10% of the total premium payments made during the first three contract years minus the total of all the withdrawals you already made during the current contract year.

Also, all premium payments made prior to spousal continuation will not be subject to a deferred sales charge. See Spousal continuation.

We don’t impose deferred sales charges on contracts bought by:

•	Guardian Life, its subsidiaries or any of their separate accounts

•	present or retired directors, officers, employees, general agents, or field representatives of Guardian Life or its subsidiaries

•	present or retired directors or officers of any of the Funds

•	present and retired directors, trustees, officers, partners, registered representatives and employees of broker-dealer firms that have written sales agreements with Guardian Investor Services LLC

•	immediate family members of the individuals named above, based on their status at the time the contract was purchased, limited to their:

–	spouses
–	children and grandchildren
–	parents and grandparents
–	brothers and sisters

•	trustees or custodians of any employee benefit plan, IRA, Keogh plan or trust established for the benefit of persons named in the second and third bullets above

•	clients of broker-dealers, financial institutions and registered investment advisers that have entered into an agreement with GIAC to participate in fee-based wrap accounts or similar programs to purchase contracts

56	PROSPECTUS	FINANCIAL INFORMATION

•	Contract owners who elect the Contract Anniversary Enhanced Death Benefit Option at the time the contract is issued may have surrender charges waived if the contract owner is confined to a long term care facility or hospital for a continuous 90 day period commencing on or after the third contract anniversary or if the contract owner is diagnosed to have a terminal illness at any time while the contract is in force.

Enhanced death benefit expenses

If you choose one of the enhanced death benefit options and it is in effect, you will pay a daily charge based on an annual rate 0.20%, 0.30 or 0.50% of the net assets of your variable investment options, depending on the option chosen.

Living benefit rider expense

If you choose the living benefit rider and it is in effect, you will pay a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options.

Earnings benefit expense

If you choose the earnings benefit rider and it is in effect, you will pay a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options. This fee is charged even during periods when this rider would not pay any benefits because there are no earnings.

Guaranteed minimum income benefit charge

If you choose the guaranteed minimum income benefit rider and it is in effect, you will pay an annual charge of 0.50% of the guaranteed income base at the time the charge is deducted on each rider anniversary and upon termination of the rider. This charge is deducted from each variable investment option and the fixed-rate option in proportion to the amount of accumulation value in each option. Also, this charge will be deducted even during periods when the rider would provide no benefit on annuitization because the accumulation value is greater than the guaranteed income base.

Guaranteed minimum withdrawal benefit expense

If you choose this rider and it is in effect, you will pay an annual charge of 0.50% of the adjusted guaranteed withdrawal balance at the time the charge is deducted on each contract anniversary and prior to payment of any death benefit or the annuitization of the contract. This charge is deducted from each variable investment option and the fixed-rate option in proportion to the amount of accumulation value in each option.

Partial Withdrawal Charge

During the annuity period, if you make more than one partial withdrawal in a calendar quarter, you will pay an administrative charge equal to the lesser of $25 or 2% of the amount of the partial withdrawal.

FINANCIAL INFORMATION	PROSPECTUS	57

Tax advice

Consult your own tax adviser about your circumstances, any recent tax developments, and the impact of state tax laws.

Deferring tax

When you invest in an annuity contract, you usually don’t pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

Annuity taxes

Some states and municipalities may charge annuity taxes when premium payments are made or when you begin to receive annuity payments. These taxes currently range up to 3.5% of your premium payments.

In jurisdictions where the annuity tax is incurred when a premium payment is made, we will pay the annuity tax on your behalf and then deduct the same amount from the value of your contract when you surrender it, or on your death, or it is applied under a payout option, whichever is first. We will do this only if permitted by applicable law.

Transfer charge

Currently, we do not charge for transfers. However, we reserve the right to charge up to $25 for each transfer. We will deduct this charge on a proportional basis from the options from which amounts are transferred.

FEDERAL TAX MATTERS

The following summary provides a general description of the Federal income tax considerations associated with the contract. It is not intended to be complete, to cover all tax situations or address state taxation issues. This summary is not intended as tax advice. You should consult a tax adviser for more complete information. This summary is based on our understanding of the present Federal income tax laws. We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (IRS).

We believe that our contracts will qualify as annuity contracts for Federal income tax purposes and the following summary assumes so. Further details are available in the Statement of Additional Information, under the heading Tax Status of the Contracts.

When you invest in an annuity contract, you usually don’t pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

We believe that if you are a natural person you won’t be taxed on increases in the accumulation value of a contract until a distribution occurs or until annuity payments begin. For these purposes, the agreement to assign or pledge any portion of a contract’s accumulation value and, in the case of a qualified contract (described below), any portion of an interest in the qualified plan generally will be treated as a distribution.

When annuity payments begin, you generally will be taxed only on the investment gains you have earned and not on the payments you made to purchase the contract. Generally, withdrawals from your annuity should only be made once you reach age 59 1/2, die or are disabled; otherwise a

58	PROSPECTUS	FINANCIAL INFORMATION

10% tax penalty may be applied against any amounts included in income. Additional exceptions may apply to distributions from a qualified contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a qualified contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified contract.

Taxation of non-qualified contracts

Non-natural person – If a non-natural person owns a non-qualified annuity contract, the owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

This following summary generally applies to contracts owned by natural persons.

Withdrawals before the annuity commencement date – When a withdrawal from a non-qualified contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to any excess of the accumulation value immediately before the distribution that exceeds the owner’s investment in the contract. Generally, the owner’s investment in the contract is the amount equal to the premiums or other consideration paid for the contract, reduced by any amounts previously distributed from the contract that were not subject to tax at that time. In the case of a surrender under a non-qualified contract, the amount received generally will be taxable only to the extent it exceeds the owner’s investment in the contract.

It is possible that the IRS may decide to consider the charges you may choose to pay for certain optional benefits offered through the contract (e.g., living benefit rider, earnings benefit rider) to be taxable distributions to you which may also be subject to tax penalties if you are under age 59 1/2. You should consult your tax adviser before selecting any of the optional benefits available under this contract.

Withdrawals after the annuity commencement date – After annuity payments begin, under Options V-4 and F-4, the payee has the right to withdraw a portion of the present value of the remaining payments. In a recent ruling, the IRS concluded that a partial withdrawal on or after the annuity starting date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the annuity starting date from a non-qualified

Employer-

sponsored or independent?

If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a qualified contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified contract.

FINANCIAL INFORMATION	PROSPECTUS	59

Taxation of annuity payments

Once your investment in the contract has been fully recovered, the full amount of each annuity payment is subject to tax as ordinary income.

contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax adviser regarding the tax consequences to you of a partial withdrawal under Options V-4 or F-4. Other rules may apply to partial withdrawals from qualified contracts that elect Options V-4 or F-4.

Penalty tax on certain withdrawals – In the case of a distribution from a non-qualified contract, a federal tax penalty may be imposed equal to 10% of the amount treated as income. However, there is generally no penalty on distributions that are:

•	made on or after the taxpayer reaches age 59 1/2

•	made from an immediate annuity contract

•	made on or after the death of an owner

•	attributable to the taxpayer’s becoming disabled, or

•	made as part of a series of substantially equal periodic payments for the life – or life expectancy – of the taxpayer.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1/2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1/2 under Option V-4, F-4 or any other option that provides for a period certain annuity in connection with a deferred annuity contract may fail to satisfy this exception and may be subject to the 10% penalty.

Other exceptions may apply under certain circumstances. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the penalty tax. In particular, you should consult a tax adviser if you wish to take partial withdrawals in addition to the annuity payment made under an election of Option V-4 of F-4 in connection with an immediate annuity contract.

Annuity payments – Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed, and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined so that you recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments begin. However, once your investment in the contract has been fully recovered, the full amount of each annuity payment is subject to tax as ordinary income.

60	PROSPECTUS	FINANCIAL INFORMATION

Taxation of death benefits – Amounts may be distributed from a contract because of your death or the death of the annuitant. Generally, such amounts are included in the income of the recipient as follows:

•	if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract

•	if distributed under a payout option, they are taxed in the same way as annuity payments.

Transfers, assignments and contract exchanges – Transferring or assigning ownership of a contract, designating an annuitant, selecting certain maturity dates or exchanging a contract may result in certain tax consequences to you that are not outlined here. For example, such transactions may result in federal gift taxes for you and federal and state income taxes for the new owner, annuitant or payee. If you are considering any such transaction, you should consult a professional tax adviser.

Withholding tax – Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. However, recipients can generally choose not to have tax withheld from distributions.

Separate account charges – It is possible that the IRS may take the position that fees deducted for certain optional benefits are deemed to be taxable distributions to you. In particular, the IRS may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if such withdrawals occur prior to age 59 1/2. Although we do not believe that the fees associated with any optional benefit provided under the contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the contract.

Multiple contracts – All non-qualified deferred annuity contracts issued by GIAC or its affiliates to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount included in the contract owner’s income when a taxable distribution occurs.

Generation-skipping transfer tax – Under certain circumstances, the Internal Revenue Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contractowner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Taxation of qualified contracts

Qualified arrangements receive tax-deferred treatment as a formal retirement or pension plan through provisions of the Internal Revenue Code. There is no added tax-deferred benefit of funding such qualified

FINANCIAL INFORMATION	PROSPECTUS	61

arrangements with tax-deferred annuities. While the contract will not provide additional tax benefits, it does provide other features and benefits such as death benefit protection and the possibility for income guaranteed for life.

Your rights under a qualified contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.

Individual Retirement Accounts (IRAs) – As defined in Sections 219 and 408 of the Internal Revenue Code, individuals are allowed to make annual contributions to an IRA of up to the lesser of the specified annual amount or 100% of the compensation includable in their gross income. All or a portion of these contributions may be deductible, depending on the person’s income.

Distributions from certain retirement plans may be rolled over into an IRA on a tax-deferred basis without regard to these limits. SIMPLE IRAs under Section 408(p) of the Internal Revenue Code and Roth IRAs under Section 408A, may also be used in connection with variable annuity contracts.

SIMPLE IRAs allow employees to defer a percentage of annual compensation up to a specified annual amount to a retirement plan, if the sponsoring employer makes matching or non-elective contributions that meet the requirements of the Internal Revenue Code. The penalty for a premature distribution from a SIMPLE IRA that occurs within the first two years after the employee begins to participate in the plan is 25%, instead of the usual 10%.

Contributions to Roth IRAs are not tax-deductible and contributions must be made in cash or as a rollover or transfer from another Roth IRA or IRA. A rollover or conversion of an IRA to a Roth IRA may be subject to tax. You may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

Distributions from Roth IRAs are generally not taxed. In addition to the income tax and 10% penalty which generally applies to distributions of earnings made before age 59 1/2, income tax and a 10% penalty will be imposed for any distribution of earnings made from a Roth IRA during the five taxable years starting after you first contribute to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Corporate pension and profit-sharing plans – Under Section 401(a) of the Internal Revenue Code, corporate employers are allowed to establish various types of retirement plans for employees, and self-employed individuals are allowed to establish qualified plans for themselves and their employees.

62	PROSPECTUS	FINANCIAL INFORMATION

Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means of providing benefit payments, unless the plan complies with all applicable requirements before transferring the contract.

Tax-sheltered annuities – Under Section 403(b) of the Internal Revenue Code, public schools and other eligible employers are allowed to purchase annuity contracts and mutual fund shares through custodial accounts on behalf of employees. Generally, these purchase payments are excluded for tax purposes from employee gross incomes. However, these payments may be subject to FICA (Social Security) taxes.

Distributions of salary reduction contributions and earnings (other than your salary reduction accumulation as of December 31, 1988) are not allowed before age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.

Penalty tax on certain withdrawals – Distributions from certain qualified contracts may be subject to ordinary income taxes and a 10% federal tax penalty on the amount treated as income. However, there is generally no penalty on distributions that are:

•	made on or after the taxpayer reaches age 59 1/2

•	made on or after the death of an owner

•	attributable to the taxpayer’s becoming disabled

•	made to pay deductible medical expenses

•	made to pay medical insurance premiums if you are unemployed

•	made to pay for qualified higher education expenses

•	made for a qualified first time home purchase up to $10,000

•	for IRS levies, or

•	made as part of a series of substantially equal periodic payments for the life or life expectancy of the taxpayer.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1/2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1/2 under Option V-4, F-4 or any other option that provides for a period certain annuity may fail to satisfy this exception and may be subject to the 10% tax penalty.

Other exceptions may apply under certain circumstances and certain exemptions may not be applicable to certain types of plans. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the tax penalty. In particular you

FINANCIAL INFORMATION	PROSPECTUS	63

should consult a tax adviser if you wish to take partial withdrawals in addition to the annuity payments made under an election of Option V-4 and F-4.

Other tax issues – You should note that the annuity contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the contract value. The death benefit could be viewed as an incidental benefit, the amount of which is limited in any 401(a) or 403(b) plan. Because the death benefit may exceed this limitation, employers using the contract in connection with corporate pension and profit-sharing plans, or tax-sheltered annuities, should consult their tax adviser. The IRS has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as those available under this contract comport with IRA qualification requirements.

In the case of a withdrawal under a qualified contract; a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the “investment in the contract” under a qualified contract can be zero.

Qualified contracts other than Roth IRAs have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement or consult a tax adviser for more information about these distribution rules. In any event, you should note that distributions made under Option V-4 or F-4 may not satisfy these minimum distribution rules. If you are attempting to satisfy these rules through partial withdrawals before the annuity commencement date, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Consult a tax adviser.

Pension and annuity distributions generally are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. Recipients generally are provided the opportunity to elect not to have tax withheld from distributions. Taxable “eligible rollover distributions” from section 401(a), 403(a), 403(b) and eligible governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or the employee’s surviving spouse in the case of the employee’s death or to the employee’s former spouse as alternate payee under a qualified domestic relations order) from such a plan, except certain distributions such as distributions required by the Internal Revenue Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, if the employee chooses a direct rollover from the plan to another tax-qualified plan, 403(b) plan, or IRA or section 457(b) plan that separately accounts for rollover contributions.

64	PROSPECTUS	FINANCIAL INFORMATION

Federal estate taxes

While no attempt is being made to discuss the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Annuity purchases by nonresident aliens and foreign corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity contract purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchasers country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to an annuity contract purchase.

Our income taxes

At the present time, we make no charge for any federal, state or local taxes – other than the charge for state and local premium taxes that we incur – that may be attributable to the investment divisions of the Separate Account or to the contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine are attributable to the investment divisions of the Separate Account or the contracts.

Under current laws in several states, we may incur state and local taxes in addition to premium taxes. These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

The benefit of any foreign tax credits attributable to taxes paid by certain variable investment options to foreign jurisdictions cannot be passed through to you and thus we may benefit from such credits to the extent permitted under federal tax law.

Possible tax law changes

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the contract.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment

Gender-neutral and gender-distinct tables

As a result of a U.S. Supreme Court ruling, employer-related plans must use rate tables that are gender-neutral to calculate annuity purchase rates. We have revised our tables for employer-related plans and filed them in the states where we do business. We will continue to use our gender-distinct tables in all other contracts, unless it is prohibited by state law. In those cases our gender- neutral tables will be used.

FINANCIAL INFORMATION	PROSPECTUS	65

annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend this summary as tax advice.

PERFORMANCE RESULTS

From time to time, we may show performance information for the Separate Account’s investment divisions in advertisements, sales literature or other materials provided to existing or prospective contract owners. We may also provide an existing or prospective contract owner with reports which use historical performance on a hypothetical basis to demonstrate how the choice of alternate underlying investment options would have impacted the accumulation value, surrender value and death benefit during the accumulation phase and the amounts of annuity payments during the payout phase of the contract. These materials are based upon historical information and are not necessarily representative of future performance. More detail about historical performance appears in the Statement of Additional Information. When we show performance, we’ll always include SEC standard performance, which reflects all fees and charges for specified periods. We may also show non-standard performance, for example, without showing the effect of certain charges such as deferred sales charges.

Among the key performance measures we use are total returns and yields.

Total returns include: average annual total return, total return, and change in accumulation unit value – all of which reflect the change in the value of an investment in an investment division of the Separate Account over a specified period, assuming the reinvestment of all income dividends and capital gains distributions.

Yield figures may be quoted for investments in shares of The Guardian Cash Fund and other investment divisions. Current yield is a measure of the income earned on a hypothetical investment over a specified base period of seven days for The Guardian Cash Fund investment division, and 30 days (or one month) for other investment divisions. Effective yield is another measure which may be quoted by The Guardian Cash Fund investment division, which assumes that the net investment income earned during a base period will be earned and reinvested for a year. Yields are expressed as a percentage of the value of an accumulation unit at the beginning of the base period. Yields are annualized, which assumes that an investment division will generate the same level of net investment income over a one-year period. However, yields fluctuate daily.

Advertisements and sales literature for the Separate Account’s investment divisions may compare a Fund’s performance to that of investments offered through the separate accounts of other insurance companies that have similar investment objectives or programs. Promotional material may also compare a Fund’s performance to one or more indices of the types of securities which the Fund buys and sells for

66	PROSPECTUS	FINANCIAL INFORMATION

its portfolio. Performance comparisons may be illustrated by tables, graphs or charts. Additionally, promotional material may refer to:

•	the types and characteristics of certain securities

•	features of a Fund’s portfolio

•	financial markets

•	historical, current or perceived economic trends, and

•	topics of general investor interest, such as personal financial planning.

In addition, advertisements and sales literature may refer to or reprint all or portions of articles, reports or independent rankings or ratings which relate specifically to the investment divisions or to other comparable investments. However, such material will not be used to indicate future performance.

Advertisements and sales literature about the variable annuity contract and the Separate Account may also refer to ratings given to GIAC by insurance company rating organizations such as:

•	Moody’s Investors Service, Inc.

•	Standard & Poor’s Ratings Group

•	A.M. Best & Co.

•	Duff & Phelps.

These ratings relate only to GIAC’s ability to meet its obligations under the contract’s fixed-rate option and to pay death benefits provided under the contract, not to the performance of the variable investment options.

Further information about the performance of each investment division is contained in their respective annual reports, which may be obtained from GIS free of charge.

FINANCIAL INFORMATION	PROSPECTUS	67

YOUR RIGHTS AND RESPONSIBILITIES

TELEPHONIC AND ELECTRONIC SERVICES

We will process certain transactions by telephone if you have authorized us to do so. We currently take fund transfer requests and changes in future allocations over the phone. If you would like this privilege, please complete an authorization form, or complete the appropriate section of your application. Once we have your authorization on file, you can authorize permitted transactions over the telephone by calling 1-800-533-0099 between 9:00 a.m. and the close of the New York Stock Exchange, generally 4:00 p.m. New York City time, on any day we are open for business.

In addition to telephone services, in the future, we anticipate offering you the ability to use your personal computer to receive documents electronically, review your account information and to perform other specified transactions. We will notify you as these electronic services become available. At that time, if you want to participate in any or all of our electronic programs, we will ask that you visit our website for information and registration. You may also be able to register by other forms of communication. If you choose to participate in the electronic document delivery program, you will receive financial reports, prospectuses, confirmations and other information via the Internet. You will not receive paper copies.

Generally, you are automatically eligible to use these services when they are available. You must notify us if you do not want to participate in any or all of these programs. You may reinstate these services at any time. You bear the risk of possible loss if someone gives us unauthorized or fraudulent registration or instructions for your account so long as we believe the registration or instructions to be genuine and we have followed reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine. If we do not follow reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine, we may be liable for any losses. Please take precautions to protect yourself from fraud. Keep your account information and PIN number private and immediately review your statements and confirmations. Contact us immediately about any transactions you believe to be unauthorized.

We may change, suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right to refuse any transaction request that we believe would be disruptive to contract administration or is not in the best interests of the contract owners or the Separate Account. Telephone and Internet services may be interrupted or response times slow if we are experiencing physical or technical difficulties, or economic or market emergency conditions. While we are experiencing such difficulties we ask you to send your request by regular or express mail and we will process it using the accumulation unit value first calculated after we receive the request. We will not be responsible or liable for: any inaccuracy, error or delay in or omission of any information you transmit or deliver to us; any loss or damage you may

68	PROSPECTUS	YOUR RIGHTS AND RESPONSIBILITIES

incur because of such inaccuracy, error, delay, omission or non-performance; or any interruption resulting from emergency circumstances.

VOTING RIGHTS

We own the Fund’s shares, but you may have voting rights in the various Funds. To the extent that we are required by law, we will cast our votes according to the instructions of those contract owners who have an interest in variable investment options investing in Funds holding a shareholder vote, as of the shareholder meeting record date. Those votes for which we receive no instructions will be voted in the same proportion as those we have received instructions for. We’ll solicit instructions when the Funds hold shareholder votes. We have the right to restrict contract owner voting instructions if the laws change to allow us to do so.

The owner of the contract has voting rights. Voting rights diminish with the reduction of your contract value. The fixed-rate option has no voting rights.

YOUR RIGHT TO CANCEL THE CONTRACT

During the 10-day period after receiving your contract, the free-look period, you have the right to examine your contract and return it for cancellation if you change your mind about buying it. Longer periods may apply in some states.

In order to cancel your contract, we must receive both the contract and your cancellation notice in good order. You can forward these documents to GIAC’s customer service office or to the registered representative who sold you the contract. If you mail the notice, we consider it received on the postmark date, provided it has been properly addressed and the full postage has been paid.

Upon cancellation, we’ll refund to you:

•	the difference between the gross premiums you paid (including contract fees, annuity taxes and other charges) and the amounts we allocated to the variable investment and fixed-rate options you chose; and

•	the accumulation value of the contract on the date we receive your cancellation.

If state law requires, you will receive the total premium you paid for the contract instead.

INACTIVE CONTRACT

We have the right to cancel the contract and pay you the accumulation value in a lump sum if, prior to the date annuity payments begin, all of the following conditions exist:

•	you have not made any premium payments for two consecutive contract years;

Free-look period

During the 10-day period after receiving your contract, the free-look period, you have the right to examine your contract and return it for cancellation if you change your mind about buying it.

YOUR RIGHTS AND RESPONSIBILITIES	PROSPECTUS	69

•	the total amount of any premium payments made, less any partial withdrawals, is less than $2,000; and

•	the accumulation value at the end of the second contract year is less than $2,000

DISTRIBUTION OF THE CONTRACT

The variable annuity contract is sold by insurance agents who are licensed by GIAC and who are either registered representatives of Guardian Investor Services LLC (GIS) or of broker-dealer firms which have entered into sales agreements with GIS and GIAC. GIS and such other broker-dealers (including Park Avenue Securities LLC, a wholly owned subsidiary of GIAC) are members of the National Association of Securities Dealers, Inc.

GIAC will generally pay commissions to these individuals or broker-dealer firms for the sale of contracts. When we compensate a firm, the representative responsible for the sale of the contract will receive a portion of the compensation based on the practice of the firm. Commissions may vary, but will not exceed the limits of applicable laws and regulations. A commission of 4%, 3% and 2% will be paid on all premium payments received in the first, second and third contract years, respectively. A commission of 1% per annum of the accumulation value of the contract will be paid quarterly beginning in the second contract year. If the annuitant is age 80 or older on the contract’s issue date, the commissions paid on premium payments made in the first, second and third contract years will be 1.5% in each year and the trail commission will be .60% per annum. Trail commissions of up to .50% per annum will continue after the annuity commencement date.

We reserve the right to pay any compensation permissible under applicable state law and regulations, including, for example, additional sales or service compensation while a contract is in force or additional amounts paid in connection with special promotional incentives. In addition, we may compensate certain individuals or firms for the sale of contracts in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. Individuals may also qualify for non-cash compensation such as expense-paid trips and educational seminars.

If you return your contract under the right to cancel provisions, the representative may have to return some or all of any commissions we have paid.

The fees and charges imposed under the contract defray the costs of commissions and other sales expenses. You are not charged directly for commissions or other compensation paid for the sale of the contract.

The principal underwriter of the contracts is GIS, located at 7 Hanover Square, New York, New York 10004.

70	PROSPECTUS	YOUR RIGHTS AND RESPONSIBILITIES

SPECIAL TERMS USED IN THIS PROSPECTUS

Accumulation period

The period between the issue date of the contract and the annuity commencement date.

Accumulation unit

A measure used to determine the value of a contract owner’s interest under the contract before annuity payments begin.

Accumulation value

The value of all the accumulation units in the variable investment options and/or the fixed-rate option credited to a contract.

Annuitant

The person on whose life the annuity payments are based and on whose death, prior to the annuity commencement date, benefits under the contract are paid.

Annuity commencement date

The date on which annuity payments under the contract begin.

Annuity Payments

Periodic payments, either variable or fixed in nature, made by GIAC to the contract owner at monthly or other periodic intervals after the annuity commencement date.

Annuity unit

A measure used to determine the amount of any variable annuity payment.

Contingent annuitant

A contingent annuitant is the person you name at issue to become the annuitant if the annuitant dies before the annuity commencement date. A contingent annuitant may be named only if the owner and the annuitant are not the same person. Only the owner may change a contingent annuitant.

Contract anniversary date

The annual anniversary measured from the issue date of the contract.

Contract owner

You (or your); the person(s) or entity designated as the owner in the contract.

Funds

The open-end management investment companies, each corresponding to a variable investment option. The Funds are listed on the front cover of this prospectus.

Good order

Notice from any party authorized to initiate a transaction under this contract, received in a format satisfactory to GIAC at its customer service office, that contains all information required by GIAC to process that transaction. In addition, transaction requests must be received on a valuation date no later than the close of the New York Stock Exchange, generally 4:00 p.m. New York City time, in order to receive that day’s accumulation unit values.

Valuation date

A date on which accumulation unit values are determined. Accumulation unit values are determined on each date on which the New York Stock Exchange or its successor is open for trading. Valuations for any date other than a valuation date will be determined on the next valuation date.

Valuation period

The time period from the determination of one accumulation unit and annuity unit value to the next.

Variable investment options

The Funds underlying the contract are the variable investment options – as distinguished from the fixed-rate option – available for allocations of net premium payments and allocation values.

SPECIAL TERMS USED IN THIS PROSPECTUS	PROSPECTUS	71

OTHER INFORMATION

LEGAL PROCEEDINGS

The Separate Account, GIAC and GIS are not parties to any pending material legal proceeding.

WHERE TO GET MORE INFORMATION

Our Statement of Additional Information (SAI) has more details about the contract described in this prospectus. If you would like a free copy, please call us toll-free at 1-800-221-3253, or write to us at the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

Box 26210

Lehigh Valley, Pennsylvania 18002

The SAI contains the following information:

•	Services to the Separate Account

•	Annuity payments

•	Tax status of the contracts

•	Calculation of Yield Quotations for The Guardian Cash Fund Investment Division

•	Valuation of assets of the Separate Account

•	Transferability restrictions

•	Experts

•	Financial statements.

72	PROSPECTUS	OTHER INFORMATION

APPENDIX A – SUMMARY FINANCIAL INFORMATION

The following two charts containing accumulation unit information for the time periods indicated are derived from the financial statements of Separate Account Q, which were audited by PricewaterhouseCoopers LLP, independent accountants, for the year ending December 31, 2003. The data in the charts should be read in conjunction with the financial statements, related notes and other financial information for Separate Account Q which are included in the Statement of Additional Information.

The Separate Account commenced operations on July 15, 2002. All accumulation unit values when they first became available began at an accumulation unit value of $10.00. If no data appears for a particular unit value or rider, then that funding option or rider was not available at that time or there were no outstanding accumulation units. The accumulation unit value as indicated for the end of one year is also the accumulation unit value at the beginning of the next year.

Variable accumulation unit value for an accumulation unit value outstanding throughout the period:

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit

INVESTMENT OPTION	YEAR END	BASIC	7yr EDB	7yr EDB and LB or EB	7yr EDB, LB and EB	CAEDB, LB or EB	ANY 2 OF THE FOLLOWING RIDERS: CAEDB, LB and/or EB	CAEDB, LB and EB
The Guardian Stock Fund	2003	$11.58	$11.55	$11.50	—	$11.54	$11.50	—
	2002	9.71	9.70	—	—	9.69	9.68	—
The Guardian VC 500 Index Fund	2003	12.07	12.03	11.99	—	12.02	11.98	11.93
	2002	9.58	9.57	—	—	9.56	9.56	—
The Guardian VC Asset Allocation Fund	2003 2002	11.95 9.53	— —	11.87 —	— —	11.91 9.51	11.86 9.50	— —
The Guardian VC High Yield Bond Fund	2003 2002	11.79 10.17	11.75 —	— —	— —	11.75 10.16	11.70 10.18	— —
The Guardian VC Low Duration Bond Fund	2003 2002	10.06 —	— —	10.04 —	— —	10.05 —	10.04 —	— —
The Guardian UBS VC Large Cap Value Fund	2003 2002	13.00 —	— —	— —	12.92 —	12.97 —	— —	— —
The Guardian UBS VC Small Cap Value Fund	2003 2002	13.32 —	— —	— —	13.24 —	13.29 —	13.26 —	— —
The Guardian Bond Fund, Inc.	2003	10.71	10.68	10.64	—	10.67	10.63	10.59
	2002	10.41	10.36	—	—	10.39	10.39	—
The Guardian Cash Fund, Inc.	2003	9.86	9.83	9.80	9.76	9.83	9.79	9.76
	2002	9.97	9.96	—	—	9.96	9.95	9.93
Gabelli Capital Asset Fund	2003	12.71	12.69	—	—	12.69	12.66	12.64
	2002	—	—	—	—	—	—	—
Baillie Gifford International Fund	2003	11.59	11.55	—	—	11.54	11.50	—
	2002	9.07	9.05	—	—	9.06	8.94	—
Baillie Gifford Emerging Markets Fund	2003	12.94	12.90	—	—	12.89	12.84	—
	2002	8.55	—	—	—	8.54	8.89	—
The Guardian Small Cap Stock Fund	2003	13.63	13.59	13.54	—	13.58	13.53	—
	2002	9.67	9.65	—	—	9.66	9.64	—
Value Line Centurion	2003	11.43	—	—	—	11.41	—	—
	2002	—	—	—	—	—	—	—
Value Line Strategic Asset Management	2003	11.14	11.13	11.11	—	11.12	11.11	—
	2002	—	—	—	—	—	—	—
AIM V.I. Aggressive Growth Fund Series II	2003 2002	11.71 9.43	— —	— —	— —	11.67 9.40	11.62 —	11.58 —
AIM V.I. Basic Value Fund Series II	2003	12.05	12.02	—	—	12.01	11.96	11.92
	2002	9.20	9.16	—	—	9.19	9.18	—

APPENDIX	PROSPECTUS	73

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit

INVESTMENT OPTION	YEAR END	BASIC	7yr EDB	7yr EDB and LB or EB	7yr EDB, LB and EB	CAEDB, LB or EB	ANY 2 OF THE FOLLOWING RIDERS: CAEDB, LB and/or EB	CAEDB, LB and EB
AIM V.I. Government Securities Fund Series II	2003 2002	$10.30 10.39	$10.27 10.38	$10.23 —	—	$10.26 10.37	$10.22 10.37	— —
AIM V.I. Growth Fund Series II	2003	11.88	11.85	—	—	11.84	11.79	11.75
	2002	9.24	—	—	—	9.23	9.20	—
AIM V.I. Mid Cap Core Equity Fund Series II	2003 2002	12.19 9.77	12.15 —	— —	— —	12.15 9.76	12.10 —	12.06 —
AIM V.I. Premier Equity Series II	2003	11.36	—	11.28	—	11.32	11.27	11.23
	2002	9.26	—	—	—	9.25	9.27	9.22
Alger American Leveraged Allcap Portfolio	2003 2002	11.57 8.77	11.54 8.77	— —	— —	11.53 8.76	— —	— —
AllianceBernstein Growth & Income Portfolio	2003 2002	12.19 9.39	12.15 9.37	— —	— —	12.14 9.37	12.10 9.36	12.05 9.35
AllianceBernstein Premier Growth Portfolio	2003 2002	11.12 9.17	11.09 —	— —	— —	11.08 9.16	11.04 9.15	10.99 9.14
AllianceBernstein Technology Portfolio	2003	11.88	11.85	—	—	11.84	11.80	—
	2002	8.41	—	—	—	8.40	8.39	—
AllianceBernstein Real Estate Investment Portfolio	2003 2002	13.41 9.82	13.36 —	13.34 —	— —	13.36 9.80	13.31 9.79	— —
AllianceBernstein Value Portfolio	2003	12.25	12.22	12.17	—	12.21	12.16	12.12
	2002	9.71	9.70	—	—	9.70	9.68	—
Fidelity VIP Balanced Portfolio Service Class 2	2003 2002	11.68 10.13	11.65 —	— —	— —	11.64 10.12	11.60 10.11	11.56 —
Fidelity VIP Contrafund Portfolio Service Class 2	2003 2002	12.33 9.79	12.29 9.78	12.25 —	12.20 —	12.28 9.78	12.24 9.78	12.19 —
Fidelity VIP Equity-Income Portfolio Service Class 2	2003 2002	12.15 9.51	12.11 9.51	— —	— —	12.10 9.50	12.06 9.48	12.01 —
Fidelity VIP Growth Portfolio Service Class 2	2003 2002	12.07 9.27	12.03 —	— —	— —	12.03 9.26	11.98 —	11.94 —
Fidelity VIP Investment Grade Bond Service Class 2	2003 2002	10.84 10.52	10.81 10.50	10.77 —	10.73 —	10.80 10.50	10.76 10.49	10.72 10.48
Fidelity VIP Mid Cap Portfolio Service Class 2	2003 2002	13.37 9.84	13.33 9.83	13.28 —	13.23 —	13.32 9.83	13.27 9.81	— —
Templeton Growth Securities Fund Class 2	2003 2002	11.42 8.79	11.38 —	— —	— —	11.38 8.78	11.33 8.78	— —
Franklin Rising Dividends Securities Class 2	2003 2002	12.03 9.82	11.99 9.81	11.95 —	— —	11.98 9.81	11.94 9.81	11.89 —
Franklin Small Cap Value Securities Class 2	2003 2002	12.22 9.41	12.18 9.40	— —	— —	12.17 9.40	12.13 9.40	— —

74	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit

INVESTMENT OPTION	YEAR END	BASIC	7yr EDB	7yr EDB and LB or EB	7yr EDB, LB and EB	CAEDB, LB or EB	ANY 2 OF THE FOLLOWING RIDERS: CAEDB, LB and/or EB	CAEDB, LB and EB
MFS Bond Series Service Class	2003	$11.33	$11.29	$11.25	$11.21	$11.29	$11.24	$11.20
	2002	10.56	—	—	—	10.55	10.54	10.52
MFS Capital Opportunities Series Service Class	2003 2002	11.71 9.37	— —	— —	— —	11.67 9.36	11.62 —	11.58 9.35
MFS Emerging Growth Series Service Class	2003 2002	11.93 9.34	11.89 9.33	— —	— —	11.88 —	11.84 —	— —
MFS Investors Trust Series Service Class	2003 2002	11.49 9.60	11.45 9.59	11.41 —	— —	11.45 9.58	11.40 9.56	11.36 9.56
MFS New Discovery Series Service Class	2003 2002	12.45 9.51	12.42 —	12.37 —	— —	12.41 9.48	12.36 9.47	12.32 —
MFS Strategic Income Series Service Class	2003 2002	11.30 10.45	11.27 10.45	— —	— —	11.26 10.44	11.22 —	— —
MFS Total Return Series Service Class	2003	11.22	11.20	—	—	11.20	11.18	—
	2002	—	—	—	—	—	—	—
Van Kampen Life Investment Trust Government Portfolio Class II	2003 2002	10.30 10.33	10.27 10.32	10.23 —	— —	10.26 10.32	10.22 10.31	— —
Van Kampen Life Investment Trust Growth & Income Portfolio Class II	2003 2002	11.95 9.52	11.91 9.52	— —	— —	11.90 9.51	11.86 9.50	11.81 —

APPENDIX	PROSPECTUS	75

APPENDIX A

Number of accumulation units outstanding at the end of the indicated period:

INVESTMENT OPTION	YEAR END	BASIC	7yr EDB	7yr EDB and LB or EB	7yr EDB, LB and EB	CAEDB, LB or EB	ANY 2 OF THE FOLLOWING RIDERS: CAEDB, LB and/or EB	CAEDB, LB and EB
The Guardian Stock Fund	2003	49,162	4,393	2,240	—	57,236	8,722	—
	2002	43,953	141	—	—	11,414	6,003	—
The Guardian VC 500 Index Fund	2003	108,564	15,302	14,626	—	72,250	3,822	2,946
	2002	29,136	2,978	—	—	10,671	1,074	—
The Guardian VC Asset Allocation Fund	2003 2002	78,519 12,211	— —	43,697 —	— —	34,778 7,949	6,085 5,051	— —
The Guardian VC High Yield Bond Fund	2003 2002	131,501 7,393	1,464 —	— —	— —	34,941 7,193	3,788 1,288	— —
The Guardian VC Low Duration Bond Fund	2003 2002	18,600 —	— —	15,360 —	— —	4,557 —	1,288 —	— —
The Guardian UBS VC Large Cap Value Fund	2003 2002	4,616 —	— —	— —	934 —	5,977 —	— —	— —
The Guardian UBS VC Small Cap Value Fund	2003 2002	15,431 —	— —	— —	880 —	5,781 —	396 —	— —
The Guardian Bond Fund, Inc.	2003	336,041	17,660	1,154	—	180,872	29,789	8,599
	2002	40,778	140	—	—	36,014	10,779	—
The Guardian Cash Fund, Inc.	2003	757,705	39,910	5,619	1,159	251,714	21,088	4,817
	2002	74,632	37,952	—	—	65,233	12,063	940
Gabelli Capital Asset Fund	2003	33,674	3,216	—	—	15,922	108	1,096
	2002	—	—	—	—	—	—	—
Baillie Gifford International Fund	2003	54,005	6,467	—	—	40,909	4,836	—
	2002	22,098	209	—	—	8,583	3,907	—
Baillie Gifford Emerging Markets Fund	2003	36,290	3,046	—	—	20,540	1,866	—
	2002	4,475	—	—	—	781	1,408	—
The Guardian Small Cap Stock Fund	2003	83,363	4,132	7,786	—	36,189	4,659	—
	2002	12,740	2,465	—	—	6,617	1,453	—
Value Line Centurion	2003	758	—	—	—	261	—	—
	2002	—	—	—	—	—	—	—
Value Line Strategic Asset Management	2003	66,028	87	14,074	—	13,197	1,180	—
	2002	—	—	—	—	—	—	—
AIM V.I. Aggressive Growth Fund Series II	2003 2002	18,677 1,952	— —	— —	— —	4,938 67	1,204 —	443 —
AIM V.I. Basic Value Fund Series II	2003	52,030	1,893	—	—	18,482	3,815	441
	2002	11,581	153	—	—	574	65	—
AIM V.I. Government Securities Fund Series II	2003 2002	134,333 32,510	3,389 417	12,856 —	— —	95,725 30,040	4,180 543	— —
AIM V.I. Growth Fund Series II	2003	26,977	237	—	—	22,060	2,362	892
	2002	1,073	—	—	—	3,072	163	—
AIM V.I. Mid Cap Core Equity Fund Series II	2003 2002	28,638 3,554	1,125 —	— —	— —	19,518 784	684 —	548 —
AIM V.I. Premier Equity Series II	2003	12,427	—	1,190	—	7,043	105	2,727
	2002	4,843	—	—	—	1,349	115	1,002
Alger American Leveraged Allcap Portfolio	2003 2002	27,601 868	4,296 1,217	— —	— —	14,554 709	— —	— —
AllianceBernstein Growth & Income Portfolio	2003 2002	51,692 2,206	9,090 542	— —	— —	88,314 12,687	4,432 3,969	2,039 1,016
AllianceBernstein Premier Growth Portfolio	2003 2002	22,952 8,231	2,583 —	— —	— —	27,011 7,145	1,249 1,710	113 487

76	PROSPECTUS	APPENDIX

INVESTMENT OPTION	YEAR END	BASIC	7yr EDB	7yr EDB and LB or EB	7yr EDB, LB and EB	CAEDB, LB or EB	ANY 2 OF THE FOLLOWING RIDERS: CAEDB, LB and/or EB	CAEDB, LB and EB
AllianceBernstein Technology Portfolio	2003	27,964	1,491	—	—	17,465	1,434	—
	2002	4,490	—	—	—	2,051	1,874	—
AllianceBernstein Real Estate Investment Portfolio	2003 2002	46,606 4,505	775 —	268 —	— —	27,471 11,309	2,176 1,659	— —
AllianceBernstein Value Portfolio	2003	21,333	7,149	902	—	47,571	10,784	1,241
	2002	4,308	2,032	—	—	7,228	737	—
Fidelity VIP Balanced Portfolio Service Class 2	2003 2002	225,877 6,956	1,637 —	— —	— —	142,474 5,797	5,687 5,110	2,942 —
Fidelity VIP Contrafund Portfolio Service Class 2	2003 2002	124,562 9,543	11,870 2,575	9,470 —	2,037 —	95,140 19,210	19,925 3,845	2,821 —
Fidelity VIP Equity-Income Portfolio Service Class 2	2003 2002	165,514 20,027	10,368 540	— —	— —	109,410 9,479	10,473 2,479	3,112 —
Fidelity VIP Growth Portfolio Service Class 2	2003 2002	53,639 6,089	5,390 —	— —	— —	26,200 4,043	2,051 —	2,578 —
Fidelity VIP Investment Grade Bond Service Class 2	2003 2002	146,457 23,916	17,422 3,085	39,631 —	2,134 —	137,634 26,621	28,525 7,761	11,435 1,816
Fidelity VIP Mid Cap Portfolio Service Class 2	2003 2002	113,017 6,789	8,149 2,452	7,035 —	937 —	70,985 7,456	3,638 957	— —
Templeton Growth Securities Fund Class 2	2003 2002	59,504 13,459	5,016 —	— —	— —	53,208 7,390	3,614 323	— —
Franklin Rising Dividends Securities Fund Class 2	2003 2002	186,926 26,594	3,823 1,118	4,280 —	— —	136,714 3,927	7,686 820	8,062 —
Franklin Small Cap Value Securities Fund Class 2	2003 2002	38,384 8,698	5,592 793	— —	— —	32,330 7,793	3,857 3,122	— —
MFS Bond Series Service Class	2003	87,622	4,495	8,969	2,053	87,116	19,677	3,531
	2002	8,869	—	—	—	19,244	9,553	1,820
MFS Capital Opportunities Series Service Class	2003 2002	11,734 11,522	— —	— —	— —	2,413 2,941	876 —	1,701 503
MFS Emerging Growth Series Service Class	2003 2002	55,294 2,176	72 753	— —	— —	7,805 —	83 —	— —
MFS Investors Trust Series Service Class	2003 2002	27,245 14,557	1,772 2,230	1,177 —	— —	22,588 316	3,653 507	3,574 1,929
MFS New Discovery Series Service Class	2003 2002	18,599 472	6,231 —	542 —	— —	10,194 1,562	884 388	1,230 —
MFS Strategic Income Series Service Class	2003 2002	61,520 6,260	1,942 139	— —	— —	37,078 5,858	1,749 —	— —
MFS Total Return Series Service Class	2003	104,386	45	—	—	7,274	3,268	—
	2002	—	—	—	—	—	—	—
Van Kampen Life Investment Trust Government Portfolio Class II	2003 2002	244,277 42,307	5,423 507	24,711 —	— —	83,143 24,364	12,021 1,579	— —
Van Kampen Life Investment Trust Growth & Income Portfolio Class II	2003 2002	72,132 9,810	7,694 887	— —	— —	54,502 8,265	13,225 4,951	1,127 —

APPENDIX	PROSPECTUS	77

INDIVIDUAL FLEXIBLE PREMIUM

DEFERRED VARIABLE

ANNUITY CONTRACT

Issued Through The Guardian Separate Account Q of

The Guardian Insurance & Annuity Company, Inc.

Statement of Additional Information dated April 4, 2005

This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for The Guardian Separate Account Q (marketed under the name “The Guardian Investor Income AccessSM”) dated April 4, 2005.

A free Prospectus is available upon request by writing or calling:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26210

Lehigh Valley, Pennsylvania 18002

1-800-221-3253

Read the Prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the Prospectus.

EB-014206    3/04

STATEMENT OF ADDITIONAL INFORMATION	B-1

SERVICES TO THE SEPARATE ACCOUNT

The Guardian Insurance & Annuity Company, Inc. (“GIAC”) maintains the books and records of The Guardian Separate Account Q (the “Separate Account”). GIAC, a wholly owned subsidiary of The Guardian Life Insurance Company of America, acts as custodian of the assets of the Separate Account. GIAC bears all expenses incurred in the operations of the Separate Account, except the mortality and expense risk charge and the administrative charge (as described in the Prospectus), which are borne by the contract owner.

Guardian Investor Services LLC (“GIS”), a wholly owned subsidiary of GIAC, serves as principal underwriter for the Separate Account pursuant to a distribution and service agreement between GIAC and GIS. The contracts are offered continuously and are sold by GIAC insurance agents who are registered representatives of either Park Avenue Securities LLC (“PAS”) or of other broker-dealers which have selling agreements with GIS and GIAC. In the years 2003, 2002 and 2001, GIAC paid commissions through GIS and PAS with respect to the sales of variable annuity contracts in the amount of $43,478,315, $39,993,217 and $33,476,514, respectively.

ANNUITY PAYMENTS

The objective of the contracts is to provide benefit payments (known as annuity payments) which will increase at a rate sufficient to maintain purchasing power at a constant level. For this to occur, the actual net investment return must exceed the assumed investment return by an amount equal to the rate of inflation. Of course, no assurance can be made that this objective will be met. If the assumed interest return were to be increased, benefit payments would start at a higher level but would increase more slowly or decrease more rapidly. Likewise, a lower assumed interest return would provide a lower initial payment with greater increases or lesser decreases in subsequent annuity payments.

Value of an Annuity Unit: The value of an annuity unit is determined independently for each of the Variable Investment Options. For any valuation period, the value of an annuity unit is equal to the value for the immediately preceding valuation period multiplied by the annuity change factor for the current Valuation Period. The annuity unit value for a valuation period is the value determined as of the end of such period. The annuity change factor is equal to the net investment factor for the same valuation period adjusted to neutralize the assumed investment return used in determining the annuity payments. The net investment factor is reduced by (a) the mortality and expense risk charges, (b) administrative expenses and (c) if applicable, any optional benefit rider charge on an annual basis during the life of the contract. The dollar amount of any payment due after the first payment under a Variable Investment Option will be determined by multiplying the number of annuity units by the value of an annuity unit for the valuation period ending ten (10) days prior to the valuation period in which the payment is due.

Determination of the First Annuity Payment: At the time annuity payments begin, the value of the contract owner’s account is determined by multiplying the appropriate variable or fixed accumulation unit value on the valuation period ten (10) days before the date the first variable or fixed annuity payment is due by the corresponding number of variable or fixed accumulation units credited to the contract owner’s account as of the date the first annuity payment is due, less any applicable premium taxes not previously deducted.

The contracts contain tables reflecting the dollar amount of the first monthly payment which can be purchased with each $1,000 of value accumulated under the contract. The amounts depend on the variable or fixed annuity payout option selected, the mortality table used under the contract (the 1983 Individual Mortality Table projected using Scale G) and the nearest age of the Annuitant. The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. Currently, we are using annuity purchase rates we believe to be more favorable to you than those in your contract. We may change these rates from time to time, but the rate will never be less favorable to you than those guaranteed in your contract.

Determination of the Second and Subsequent Variable Annuity Payments: The amount of the second and subsequent variable annuity payments is determined by multiplying the number of annuity units by the appropriate annuity unit value as of the valuation period ten (10) days prior to the day such payment is due. The number of annuity units under a contract is determined by dividing the first variable annuity payment by the value of the appropriate annuity unit on the date of such payment. This number of annuity units remains fixed during the variable annuity payment period, provided no transfers among the Variable Investment Options are made. If a transfer among the Variable Investment Options is made, the number of annuity units will be adjusted accordingly.

B-2	STATEMENT OF ADDITIONAL INFORMATION

The assumed investment return under the contract is the measuring point for subsequent variable annuity payments. If the actual net investment return (on an annual basis) remains equal to the assumed investment return, the variable annuity payments will remain constant in amount. If the actual net investment return exceeds the assumed investment return selected, the variable annuity payment will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than the assumed investment return selected, variable annuity payments will decrease.

We may provide a contract owner with a personalized report to demonstrate how these calculations would have impacted the income stream had the contract owner annuitized the contract at some time in the past. This report is based on historical information and is not necessarily representative of future performance.

TAX STATUS OF THE CONTRACTS

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Internal Revenue Code of 1986, as amended (“Code”) requires that the investments of each investment division of the separate account underlying the contracts be “adequately diversified” in order for the contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, we believe that the owner of a contract should not be treated as the owner of the separate account assets. We reserve the right to modify the contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the contracts from being treated as the owners of the underlying separate account assets.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of a holder of the contract. Specifically, section 72(s) requires that (a) if any holder dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such holder’s death; and (b) if any holder dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such holder’s death. These requirements will be considered satisfied as to any portion of a holder’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the holder’s death. The designated beneficiary refers to a natural person designated by the holder as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased holder, the contract may be continued with the surviving spouse as the new holder.

The non-qualified contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to qualified contracts.

STATEMENT OF ADDITIONAL INFORMATION	B-3

CALCULATION OF YIELD QUOTATIONS FOR THE GUARDIAN CASH FUND INVESTMENT DIVISION

The yield of the Investment Division of the Separate Account investing in The Guardian Cash Fund represents the net change, exclusive of gains and losses realized by the Investment Division or The Guardian Cash Fund and unrealized appreciation and depreciation with respect to The Guardian Cash Fund’s portfolio of securities, in the value of a hypothetical pre-existing contract that is credited with one accumulation unit at the beginning of the period for which yield is determined (the “base period”). The base period generally will be a seven-day period. The current yield for a base period is calculated by dividing (1) the net change in the value of the contract for the base period (see “Accumulation Period” in the Prospectus) by (2) the value of the contract at the beginning of the base period and multiplying the result by 365/7. Deductions from purchase payments (for example, any applicable premium taxes) and any applicable contingent deferred sales charge assessed at the time of withdrawal or annuitization are not reflected in the computation of current yield of the Investment Division. The determination of net change in contract value reflects all deductions that are charged to a contract owner, in proportion to the length of the base period and the Investment Division’s average contract size. The current annualized yield of the Cash Fund Investment Division for the 7-day period ended December 31, 2003 was 0.56%.

Yield also may be calculated on an effective or compound basis, which assumes continual reinvestment by the Investment Division throughout an entire year of net income earned by the Investment Division at the same rate as net income is earned in the base period. The effective or compound yield for a base period is calculated by (1) dividing (i) the net change in the value of the contract for the base period by (ii) the value of the contract as of the beginning of the base period, (2) adding 1 to the result, (3) raising the sum to a power equal to 365 divided by the number of days in the base period, and (4) subtracting 1 from the result. The effective annualized yield of The Guardian Cash Fund Investment Division for the 7-day period ended December 31, 2003 was 0.56%.

The current and effective yields of The Guardian Cash Fund Investment Division will vary depending on prevailing interest rates, the operating expenses and the quality, maturity and type of instruments held in The Guardian Cash Fund’s portfolio. Consequently, no yield quotation should be considered as representative of what the yield of the Investment Division may be for any specified period in the future. The yield is subject to fluctuation and is not guaranteed.

VALUATION OF ASSETS OF THE SEPARATE ACCOUNT

The value of Fund shares held in each Investment Division at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Fund has been suspended, or payment of redemption value has been postponed for the sole purpose of computing annuity payments, the shares held in the Separate Account (and corresponding annuity units) may be valued at fair value as determined in good faith by GIAC’s Board of Directors.

TRANSFERABILITY RESTRICTIONS

Where a contract is owned in conjunction with a retirement plan qualified under the Code, a tax-sheltered annuity program or individual retirement account, and notwithstanding any other provisions of the contract, the contract owner may not change the ownership of the contract nor may the contract be sold, assigned or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than GIAC unless the contract owner is the trustee of an employee trust qualified under the Code, the custodian of a custodial account treated as such, or the employer under a qualified non-trusteed pension plan.

EXPERTS

The consolidated financial statements of GIAC as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 and the financial statements of the Separate Account as of and for the year ended December 31, 2003 and for the two years in the period then ended, included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

B-4	STATEMENT OF ADDITIONAL INFORMATION

PART C. OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	The following financial statements have been incorporated by reference or are included in Part B:

(1)	The Guardian Insurance & Annuity Company, Inc.:

Consolidated Balance Sheets as of December 31, 2003 and 2002

Consolidated Statements of Income and Comprehensive Income for the Three Years Ended December 31, 2003, 2002 and 2001

Consolidated Statements of Changes in Stockholders’ Equity for the Three Years Ended December 31, 2003, 2002 and 2001

Consolidated Statements of Cash Flow for the Three Years Ended December 31, 2003, 2002 and 2001

Notes to Consolidated Financial Statements

Report of PricewaterhouseCoopers LLP, Independent Accountants

(b)	Exhibits

Number	Description
1	Resolutions of the Board of Directors of The Guardian Insurance & Annuity Company, Inc. establishing Separate Account Q(1)

2	Not Applicable

3

Underwriting and Distribution Contracts:

(a)    Distribution and Service Agreement between The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services Corporation, as amended(1)

(b)    Form of Broker-Dealer Supervisory and Service Agreement(1)

4	Specimen of Variable Annuity Contract(1)

5	Form of Application for Variable Annuity Contract(2)

6

(a)    Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc.(1)

(b)    Certificate of Amendment (Aug 29, 1986)(1)

(c)    Certificate of Amendment (Dec. 21, 1999)(1)

(d)    By-laws of The Guardian Insurance & Annuity Company, Inc.(1)

7	Not Applicable

8	Amended and Restated Agreement for Services and Reimbursement Therefor, between The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc.(1)

9	Opinion of Counsel(2)

10	Consent of PricewaterhouseCoopers LLP(3)

11	Not Applicable

12	Not Applicable

13	Schedule for Computation of Performance Quotations(1)

14	Powers of Attorney executed by a majority of the Board of Directors and certain principal officers of The Guardian Insurance & Annuity Company, Inc.(1)

(1)	Incorporated by reference to the Registration Statement filed on Form N-4 filed by the Registrant on May 2, 2002 (Registration no. 333-87468).
(2)	Incorporated by reference to the Registration Statement filed on Form N-4 as filed by the Registrant on July 3, 2002.
(3)	To be filed by amendment.

Item 25.	Directors and Officers of the Depositor

The following is a list of directors and officers of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), the depositor of the Registrant. The principal business address of each director and officer is 7 Hanover Square, New York, New York 10004.

Name	Positions with GIAC
Dennis J. Manning	Chairman, Chief Executive Officer & Director
Bruce C. Long	President & Director
Armand M. de Palo	Director
Gary B. Lenderink	Director
Joseph A. Caruso	Senior Vice President, Corporate Secretary and Director
Charles G. Fisher	Vice President & Actuary
Frank L. Pepe	Vice President & Controller
Richard T. Potter, Jr.	Vice President and Counsel
Dennis P. Mosticchio	Vice President, Group Pensions
Donald P. Sullivan, Jr.	Vice President
Peggy L. Coppola	Vice President
Robert E. Broatch	Director
Thomas G. Sorell	Executive Vice President and Chief Investment Officer

Item 26.	Persons Controlled by or under Common Control with Registrant

The following list sets forth the persons directly controlled by The Guardian Life Insurance Company of America (“Guardian Life”), the parent company of GIAC, the Registrant’s depositor, as of January 31, 2005. Those entities that are indented under another entity are subsidiaries of that entity and, therefore, indirect subsidiaries of Guardian Life.

Name	State of Incorporation or Organization	Percent of Voting Securities Owned
The Guardian Insurance & Annuity Company, Inc.	Delaware	100%
Guardian Investor Services LLC	Delaware	100%
Guardian Baillie Gifford Limited	Scotland	51%
Park Avenue Securities LLC	Delaware	100%
PAS Insurance Agency of Alabama, Inc.	Alabama	100%
PAS Insurance Agency of Massachusetts, Inc.	Massachusetts	100%
PAS Insurance Agency of Hawaii, Inc.	Hawaii	100%

Berkshire Life Insurance Company of America	Massachusetts	100%

Guardian Trust Company, FSB	Federal Savings Bank	100%
Park Avenue Life Insurance Company	Delaware	100%
Family Service Life Insurance Company	Texas	100%
Sentinel American Life Insurance Company	Texas	100%
Managed Dental Care, Inc.	California	100%

Private Healthcare Systems, Inc.	Delaware	25% of
		Class A
		14.75% of
		Class B

First Commonwealth, Inc.	Delaware	100%

First Commonwealth Limited Health Services Corporation	Illinois	100%
First Commonwealth Limited Health Services Corporation	Wisconsin	100%
First Commonwealth of Illinois, Inc.	Illinois	100%
First Commonwealth Reinsurance Company	Arizona	100%
First Commonwealth of Missouri, Inc.	Missouri	100%
First Commonwealth Limited Health Service Corporation of Michigan	Michigan	100%
Smileage Dental Services, Inc.	Wisconsin	100%
First Commonwealth Insurance Company	Illinois	100%
First Commonwealth Health Services Corporation	Illinois	n/a

Guardian Hanover Corporation	New York	100%
Managed DentalGuard, Inc.	New Jersey	100%

Managed DentalGuard, Inc.	Texas	100%

Innovative Underwriters, Inc.	New Jersey	100%
Innovative Underwriters of Hawaii, Inc.	Hawaii	100%

The Guardian Tax-Exempt Fund	Massachusetts	86.71%
The Guardian Baillie Gifford International Fund	Massachusetts	27.40%

The Guardian Investment Quality Bond Fund	Massachusetts	30.51%

Baillie Gifford International Fund	Maryland	11.75%
The Guardian Park Avenue Small Cap Fund	Massachusetts	30.20%
The Guardian Baillie Gifford Emerging Markets Fund	Massachusetts	50.20%
The Guardian High Yield Bond Fund	Massachusetts	81.69%
The Guardian Small Cap Stock Fund	Maryland	61.56%
The Guardian VC Asset Allocation Fund	Maryland	52.86%
The Guardian VC 500 Index Fund	Maryland	48.15%
The Guardian VC High Yield Bond Fund	Maryland	51.96%
The Guardian S&P 500 Index Fund	Massachusetts	12.47%
The Guardian Park Avenue Fund	Massachusetts	12.57%
The Guardian UBS Large Cap Value Fund	Massachusetts	95.78%
The Guardian UBS Small Cap Value Fund	Massachusetts	97.53%
The Guardian UBS VC Large Cap Value Fund	Maryland	97.83
The Guardian UBS VC Small Cap Value Fund	Maryland	68.94

The following list sets forth the entities directly controlled by GIAC for the benefit of various contract holders and, thus, indirectly controlled by Guardian Life, as of January 31, 2005:

Name	Place of Incorporation or Organization	Approximate Percentage of Voting Securities Owned by GIAC
The Guardian Cash Fund, Inc.	Maryland	100%
The Guardian Bond Fund, Inc.	Maryland	100%
The Guardian Variable Contract Funds, Inc.	Maryland	100%
GIAC Funds, Inc.	Maryland	100%

Item 27.	Number of Contract owners

Type of Contract	As of January 31, 2005:
Non-Qualified	202
Qualified	490
Total	692

Item 28.	Indemnification

The By-Laws of The Guardian Insurance & Annuity Company, Inc. provide that the Company shall, to the fullest extent legally permissible under the General Corporation Law of the State of Delaware, indemnify and hold harmless officers and directors of the Corporation for certain liabilities reasonably incurred in connection with such person’s capacity as an officer or director.

The Certificate of Incorporation of the Corporation includes the following provision:

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 164 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

(a) Guardian Investor Services LLC (“GIS”) is the principal underwriter of the Registrant’s variable annuity contracts and it is also the principal underwriter of shares of The Guardian Bond Fund, Inc.; The Guardian Variable Contract Funds, Inc., a series fund consisting of the following series: The Guardian Stock Fund, The Guardian VC Asset Allocation Fund, The Guardian VC High Yield Bond Fund, The Guardian VC Low Duration Bond Fund, The Guardian VC 500 Index Fund, The Guardian UBS VC Large Cap Value Fund, The Guardian UBS VC Small Cap Value Fund, The Guardian Cash Fund, The Park Avenue Portfolio, a series trust consisting of the following series: The Guardian Cash Management Fund, The Guardian Park Avenue Fund, The Guardian Investment Quality Bond Fund, The Guardian High Yield Bond Fund, The Guardian Low Duration Bond Fund, The Guardian Tax-Exempt Fund, The Guardian Asset Allocation Fund, The Guardian Park Avenue Small Cap Fund, The Guardian Baillie Gifford International Fund, The Guardian Baillie Gifford Emerging Markets Fund, The Guardian S&P 500 Index Fund; The Guardian UBS Large Cap Value Fund and The Guardian UBS Small Cap Value Fund; and GIAC Funds, Inc. a series fund consisting of Baillie Gifford International Fund, Baillie Gifford Emerging Markets Fund and The Guardian Small Cap Stock Fund. All of the aforementioned funds and the series trust are registered with the SEC as open-end management investment companies under the Investment Company Act of 1940, as amended (“1940 Act”). In addition, GISC is the distributor of variable annuity and variable life insurance contracts currently offered by GIAC through its separate accounts, The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account F, The Guardian Separate Account K, The Guardian Separate Account M, The Guardian Separate Account N, The Guardian Separate Account Q, The Guardian Separate Account R, Separate Account 1 and Separate Account 2 which are all registered as unit investment trusts under the 1940 Act.

(b) The following is a list of each director and officer of GIS. The principal business address of each person is 7 Hanover Square, New York, New York 10004.

Name	Position(s) with GIS
Bruce C. Long	President & Director
Gary B. Lenderink	Director
Armand M. de Palo	Director
Frank L. Pepe	Senior Vice President & Controller
Richard T. Potter, Jr.	Vice President and Counsel
Donald P. Sullivan, Jr.	Senior Vice President
Joseph A. Caruso	Senior Vice President, Corporate Secretary and Director
Peggy L. Coppola	Senior Vice President
William D. Ford	Vice President and National Accounts Director
Keith E. Roddy	Senior Vice President and National Sales Director
Peter M. Quinn	Vice President
Dennis J. Manning	Director
Robert E. Broatch	Director
Thomas G. Sorell	Executive Vice President and Chief Investment Officer

(c) GIS, as the principal underwriter of the Registrant’s variable annuity contracts received, either directly or indirectly, the following commissions or other compensation from the Registrant during the last fiscal year.

Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
N/A	N/A	N/A	N/A

Item 30.	Location of Accounts and Records

   Most of the Registrant’s accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by GIAC, the depositor, at its Customer Service Office, 3900 Burgess Place, Bethlehem, Pennsylvania 18017. Documents constituting the Registrant’s corporate records are also maintained by GIAC but are located at its Executive Office, 7 Hanover Square, New York, New York 10004.

Item 31.	Management Services

   None.

Item 32.	Undertakings

(a)	The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payment under the variable annuity contracts may be accepted.

(b)	The Registrant hereby undertakes to include, as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information.

(c)	The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)	The Depositor, GIAC, hereby undertakes and represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GIAC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Guardian Separate Account Q certifies that it has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 3rd of February, 2005.

The Guardian Separate Account Q
(Registrant)

By:	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. (Depositor)

By:	/s/ Bruce C. Long
Bruce C. Long
Executive Vice President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following directors and principal officers of The Guardian Insurance & Annuity Company, Inc. in the capacities and on the date indicated.

/s/ Dennis J. Manning* Dennis J. Manning (Principal Executive Officer)	Chairman, Chief Executive Officer and Director

/s/ Frank L. Pepe Frank L. Pepe (Principal Accounting Officer)	Vice President and Controller

/s/ Bruce C. Long Bruce C. Long	Executive Vice President and Director

/s/ Armand M. De Palo* Armand M. de Palo	Director

Director
Robert E. Broatch

/s/ Joseph A. Caruso* Joseph A. Caruso	Senior Vice President, Corporate Secretary and Director

/s/ Gary B. Lenderink* Gary B. Lenderink	Director

By	/s/ Bruce C. Long Bruce C. Long Executive Vice President	Date: February 3, 2004

*	Pursuant to a Power of Attorney

Exhibit Index

Number	Description